                                                                   EXHIBIT 10.2

================================================================================

                         [LOGO OF CHASE APPEARS HERE]

                             TERM LOAN AGREEMENT

                        dated as of September 11, 1997

                                    among

                    BOSTON PROPERTIES LIMITED PARTNERSHIP

                                 as Borrower

                                     and

                           THE CHASE MANHATTAN BANK

                                     and

           OTHER PERSONS WHICH MAY BECOME PARTIES TO THIS AGREEMENT

                                      as

                                 Lenders and

                           THE CHASE MANHATTAN BANK

                            as Administrative Agent

================================================================================

                               TABLE OF CONTENTS


                                                                                 Page
                                                                                 ----

                                   ARTICLE I

                                  Definitions
                                  -----------

SECTION 1.01.  Defined Terms.....................................................  1
               -------------
SECTION 1.02.  Terms Generally................................................... 11
               ---------------
SECTION 1.03.  Accounting Terms; GAAP............................................ 11
               ----------------------

                                  ARTICLE II

                                 The Term Loan
                                 -------------

SECTION 2.01.  Commitments....................................................... 11
               -----------
SECTION 2.02.  Repayment of Term Loan; Evidence of Debt.......................... 11
               ----------------------------------------
SECTION 2.03.  Prepayment of Term Loan........................................... 12
               -----------------------
SECTION 2.04.  Fees.............................................................. 13
               ----
SECTION 2.05.  Interest.......................................................... 13
               --------
SECTION 2.06.  Alternate Rate of Interest........................................ 14
               --------------------------
SECTION 2.07.  Increased Costs................................................... 15
               ---------------
SECTION 2.08.  Break Funding Payments............................................ 16
               ----------------------
SECTION 2.09.  Taxes............................................................. 17
               -----
SECTION 2.10.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs....... 18
               -----------------------------------------------------------
SECTION 2.11.  Mitigation Obligations; Replacement of Lenders.................... 19
               ----------------------------------------------
                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

SECTION 3.01.  Organization; Powers..............................................
               --------------------
SECTION 3.02.  Authorization; Enforceability.....................................  20
               -----------------------------
SECTION 3.03.  Governmental Approvals; No Conflicts..............................  20
               ------------------------------------
SECTION 3.04.  Financial Condition; No Material Adverse Change...................  20
               -----------------------------------------------
SECTION 3.05.  Properties........................................................  20
               ----------
SECTION 3.06.  Litigation and Environmental Matters..............................  21
               ------------------------------------
SECTION 3.07.  Compliance with Laws and Agreements...............................  21
               -----------------------------------
SECTION 3.08.  Investment and Holding Company Status.............................  23
               -------------------------------------
SECTION 3.09.  Taxes.............................................................  24
               -----
SECTION 3.10.  ERISA.............................................................  24
               -----
SECTION 3.11.  Disclosure........................................................  24
               ----------

                                  ARTICLE IV

                                  Conditions
                                  ----------

                                                                                  Page
                                                                                  ----
SECTION 4.01.  Effective Date....................................................  24
               --------------

                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

SECTION 5.01.  Financial Statements and Other Information........................  26
               ------------------------------------------
SECTION 5.02.  Notices of Material Events........................................  28
               --------------------------
SECTION 5.03.  Existence; Conduct of Business; Control...........................  28
               ---------------------------------------
SECTION 5.04.  Payment of Obligations............................................  28
               ----------------------
SECTION 5.05.  Maintenance of Properties; Insurance..............................  29
               ------------------------------------
SECTION 5.06.  Books and Records; Inspection Rights..............................  36
               ------------------------------------
SECTION 5.07.  Further Assurances................................................  37
               ------------------
SECTION 5.08.  Use of Proceeds...................................................  37
               ---------------
SECTION 5.09.  Management........................................................  37
               ----------
SECTION 5.10.  Net Cash Flow Shortfall...........................................  39
               -----------------------
SECTION 5.11.  Condemnation......................................................  39
               ------------
SECTION 5.12.  Leases and Rents..................................................  44
               ----------------

                                  ARTICLE VI

                               Negative Covenants
                               ------------------

SECTION 6.01.  Indebtedness......................................................  47
               ------------
SECTION 6.02.  Liens.............................................................  48
               -----
SECTION 6.03.  Fundamental Changes...............................................  48
               -------------------
SECTION 6.04.  Hedging Agreements................................................  48
               ------------------
SECTION 6.05.  Change in Control; Conduct of Business............................  49
               --------------------------------------
SECTION 6.06.  Transfer of the Mortgaged Property................................  49
               ----------------------------------
SECTION 6.07.  Transactions with Affiliates......................................  49
               ----------------------------

                                  ARTICLE VII

                               Events of Default
                               -----------------

SECTION 7.01.  Events of Default................................................   49
               -----------------

                                  ARTICLE VIII

                            The Administrative Agent
                            ------------------------

                                                                                  Page
                                                                                  ----
SECTION 8.01.  The Administrative Agent..........................................  52
               ------------------------

                                   ARTICLE IX

                                 Miscellaneous
                                 -------------

SECTION 9.01.  Notices...........................................................  55
               -------
SECTION 9.02.  Waivers; Amendments; Estoppel Certificates........................  55
               ------------------------------------------
SECTION 9.03.  Expenses; Syndication; Indemnity; Brokerage.......................  56
               -------------------------------------------
SECTION 9.04.  Successors and Assigns............................................  59
               ----------------------
SECTION 9.05.  Survival..........................................................  61
               --------
SECTION 9.06.  Counterparts; Integration; Effectiveness..........................  61
               ----------------------------------------
SECTION 9.07.  Severability......................................................  61
               ------------
SECTION 9.08.  Right of Setoff...................................................  62
               ---------------
SECTION 9.09.  Governing Law.....................................................  62
               -------------
SECTION 9.10.  Jurisdiction; Consent to Service of Process.......................  62
               -------------------------------------------
SECTION 9.11.  WAIVER OF JURY TRIAL..............................................  63
               --------------------
SECTION 9.12.  Headings..........................................................  63
               --------
SECTION 9.13.  Interest Rate Limitation; Mortgage Principal Limitation...........  63
               -------------------------------------------------------
SECTION 9.14.  Exculpation.......................................................  63
               ------------
SECTION 9.15.  Relationship; Reasonableness......................................  64
               ----------------------------
SECTION 9.16.  Lender's Obligation to Reimburse Administrative Agent.............  65
               -----------------------------------------------------
SECTION 9.17.  Confidentiality...................................................  65
               ---------------
SECTION 9.18.  Conflicts and Inconsistencies.....................................  66
               -----------------------------


SCHEDULES:
---------

Schedule 2.01 -- Commitments
Schedule 3.06 -- Disclosed Matters


EXHIBITS:
--------

Exhibit A -- Form of Assignment and Acceptance
Exhibit B -- Form of Note
Exhibit C -- Form of Subordination Non-Disturbance and Attornment Agreement

     TERM LOAN AGREEMENT dated as of September 11, 1997, among BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, as Borrower, THE CHASE MANHATTAN BANK, a New York banking corporation, and OTHER PERSONS WHICH MAY BECOME PARTIES TO THIS AGREEMENT, as Lenders, and THE CHASE MANHATTAN BANK, as Administrative Agent.

          The parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

           SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                          -------------
following terms have the meanings specified below:

          "Adjusted LIBO Rate" means, with respect to the Term Loan for any
           ------------------
Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Agreement" means this Term Loan Agreement, including the Schedules
           ---------                                                ---------
and Exhibits hereto, as the same may be from time to time amended and in effect.
    --------

          "Administrative Agent" means The Chase Manhattan Bank, in its capacity
           --------------------
as administrative agent for the Lenders hereunder and its successors.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control, in whole or in part, with the Person specified.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Percentage" means, with respect to any Lender, the
           ---------------------
percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Applicable Rate" means 1.0%.
           ---------------

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04) in the form of Exhibit A or any other form approved by the Administrative Agent.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means Boston Properties Limited Partnership, a Delaware
           --------
limited partnership, having an office and place of business at c/o Boston Properties, Inc., 8 Arlington Street, Boston, Massachusetts 02116.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that when used in connection with a Eurodollar
                  --------
Borrowing, the term "Business Day" shall also exclude any day on which banks are
                     ------------
not open for dealings in dollar deposits in the London interbank market.

          "Casualty Consultant" shall have the meaning given to such term in
           -------------------
Section 5.05.

          "Casualty Retainage" shall have the meaning given to such term in
           ------------------
Section 5.05.

          "Change in Control" means the acquisition or direct or indirect
           -----------------
Control of the Borrower by any Person or group other than Boston Properties, Inc. or any entities owned and controlled by Boston Properties, Inc., or if Boston Properties, Inc. shall cease to be the sole general partner of the Borrower.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.07(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement, but if not having the force of law, then generally applied by such Lender with respect to similar loans.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Commitment" means, with respect to each Lender, the portion of the
           ----------
Term Loan made by each such Lender to the Borrower as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders' Commitments is $220,000,000 on the date hereof, and thereafter shall be equal to the outstanding principal amount of the Term Loan on the date in question.

          "Condemnation Retainage" shall have the meaning given to such term in
           ----------------------
Section 5.11.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Credit Exposures" means with respect to any Lender, at any time, the
           ----------------
principal amount outstanding of such Lender's Term Loan.

          "Current Guaranties" shall have the meaning given to such term in the
           ------------------
definition of "Guarantee".

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Default Rate" shall have the meaning given to such term in Section
           ------------
2.05.

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 3.06.

          "dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 4.01 are satisfied and the funding of the Term Loan occurs.

          "Eligible Assignee" means (i) a commercial bank, savings bank, trust
           -----------------
company, or nationally recognized investment banking company organized under the laws of the United States or any State thereof, having total assets in excess of $5,000,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, having total assets in excess of $5,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized, in another country which is also a member of the OECD or in the Cayman Islands; (iii) an insurance company organized under the laws of the United States, or any State thereof, having total assets in excess of $5,000,000,000; and (iv) any Affiliate of any of the foregoing; provided that any such bank, insurance company or Affiliate thereof is subject to (a) the jurisdiction of the courts of the State of New York in any action, or (b) the supervision of (w) the Comptroller of the Currency of the United States of America, (x) any other United States bank or securities regulatory agency, (y) the insurance or banking department of the State of New York, or (z) the state of incorporation of such institution or the banking department of such State, and in each case, is not an Affiliate of the Borrower.

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Affiliate directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equipment" has the meaning given to such term in the Mortgage.
           ---------

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer with the Borrower under Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event," as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Escrow Fund" shall have the meaning given to such term in Section
           -----------
5.10.

          "Eurodollar Borrowing" refers to the Term Loan while bearing such
           --------------------
interest at a rate determined by reference to the Adjusted LIBO Rate.

          "Event of Default" has the meaning given to such term in Article VII.
           ----------------

          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income, corporate excise taxes, franchise taxes or similar type taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.11(b), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.09(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.09(e).

          "Existing Manager" shall have the meaning given to such term in
           ----------------
Section 5.09.

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means, with respect to any Person, the chief
           -----------------
financial officer, principal accounting officer, treasurer or controller of such Person.

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "GAAP" means generally accepted accounting principles consistently
           ----
applied in the United States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person means any obligation, contingent or
           ---------
otherwise, of such Person now or hereafter delivered guaranteeing or having the economic effect of guaranteeing any indebtedness or other obligation of the Borrower relating to the Term Loan or the Mortgaged Property, including, without limitation, that certain Joint and Several Guaranty and Agreement (Interest), that certain Joint and Several Guaranty and Agreement (Net Cash Flow Shortfall), and that certain Joint and Several Hazardous Material Guaranty and Indemnification Agreement (collectively, the "Current Guaranties"), each of even date herewith, made jointly and
     ------------------
severally by the Borrower and Boston Properties, Inc.

          "Guarantor" means Boston Properties, Inc., a Delaware corporation,
           ---------
having an office and place of business at 8 Arlington Street, Boston, Massachusetts, 02116, and its successors and assigns.

          "Hazardous Materials"  means all explosive or radioactive substances
           -------------------
or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, vapors, energy fields and all other substances or wastes of any nature regulated pursuant to any Environmental Law, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Improvements" has the meaning given to such term in the Mortgage.
           ------------

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Indemnitee" shall have the meaning given to such term in Section
           ----------
9.03(b).

          "Initial Syndication Period" shall be the period of time which
           --------------------------
commences on the Effective Date and ends on the syndication by the Administrative Agent of at least $200,000,000 of the Term Loan.

          "Interest Payment Date" means the day in each calendar month during
           ---------------------
the term of the Term Loan which numerically corresponds to the date of the first Interest Period; provided that (i) if any Interest Payment Date would occur on a day other than a Business Day, such Interest Payment Date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Payment Date shall be on the next preceding Business Day and (ii) if any Interest Payment Date shall be the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the following calendar month), then the immediately succeeding Interest Payment Date shall be the last Business Day in the immediately succeeding calendar month. For purposes of this Agreement, the period of time between any two consecutive Interest Payment Dates during the term of this Agreement shall be deemed to be a period of one month.

          "Interest Period" means each one, two, three or six month period
           ---------------
during the term of this Agreement relating to an available one, two, three or six month Adjusted LIBO Rate under this Agreement, the first of which periods commences on the Effective Date and each of which periods ends on the day numerically corresponding to the Effective Date in the last calendar month of such Interest Period; provided that (i) if any Interest Period would end on a
                      --------
day other than a Business

Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day,
(ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) each Interest Period shall be of a duration of either one month, two months, three months, or six months and (iv) no Interest Period shall extend beyond the Maturity Date.

          "Lease Package" shall have the meaning given to such term in Section
          --------------
5.12.

          "Leases" has the meaning given to such term in the Mortgage.
           ------

          "Lenders" means the Person or Persons listed on Schedule 2.01 and any
           -------
other Person or Persons that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------
Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Major Lease" shall mean a Lease covering 75,000 rentable square feet
           -----------
or more of the Improvements.

          "Management Agreement" shall have the meaning given to such term in
           --------------------
Section 5.09.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Affiliates taken as a whole, (b) the ability of the Borrower or its Affiliates to perform any of its obligations under this Agreement or the other Transaction Documents, (c) the rights of or benefits available to the Lenders under this Agreement or the other Transaction Documents or (d) the value, use or operation of the Mortgaged Property.

          "Maturity Date" means the fifth anniversary of the Effective Date,
           -------------
September 11, 2002.

          "Mortgage" means the mortgage encumbering the Mortgaged Property held
           --------
by the Administrative Agent as security for the obligations of the Borrower hereunder and under the other Transaction Documents.

          "Mortgaged Property" shall have the meaning given to such term in the
           ------------------
Mortgage, which includes, without limitation, all of the Borrower's right, title and interest in and to the fee estate in the Premises and the Improvements, and in and to the Leases, the Rents and the Equipment.

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Net Award Deficiency" shall have the meaning given to such term in
           --------------------
Section 5.11.

          "Net Proceeds" shall have the meaning given to such term in Section
           ------------
5.05.

          "Net Restoration Award" shall have the meaning given to such term in
           ---------------------
Section 5.11.

          "Note" means each mortgage note payable to the order of a Lender (or,
           ----
if requested by such Lender, to such Lender and its registered assigns) in the principal amount of each Lender's Commitment, and in the form annexed hereto as Exhibit B and replacements and substitutions thereof. Each replacement or substitution Note shall bear a legend in form reasonably satisfactory to the Administrative Agent and the Borrower stating that such Note is a replacement and/or substitute Note.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery, recordation, filing or enforcement of, or otherwise with respect to, this Agreement, the Mortgage or any other Transaction Document.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Permitted Encumbrances" means the Liens and other encumbrances
           ----------------------
approved and accepted by the Administrative Agent as exceptions to the title in the Lenders' policies of title insurance insuring the Mortgage.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Phase I" shall have the meaning given to such term in Section
           -------
5.05(e).

          "Plan"  means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Policies" shall have the meaning given to such term in Section 5.05.
           --------

          "Premises" means a certain parcel of land and the building and
           --------
improvements thereon known by the street addresses of 280-290 Park Avenue and 33-41 East 48th Street, New York, New York, further identified as Section 5, Block 1284, Lots 26 and 33 in the City, County and State of New York, on which are situated a two (2) adjacent office towers containing approximately 1,200,000 rentable square feet, in the aggregate.

          "Premiums" shall have the meaning given to such term in Section 5.10.
           --------

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Real Estate Assets" shall mean the fixed and tangible properties
           ------------------
consisting of land, buildings and/or other improvements owned or ground-leased by the Borrower, by the Guarantor, or any of their Affiliates at the relevant time of reference thereto, but excluding all leaseholds other than ground leases having an unexpired term of not less than thirty (30) years from the date hereof (which ground lease's unexpired term will include only renewal options exercisable solely at the ground lessee's option and, if any renewal option shall be exercisable prior to the Maturity Date, such renewal option shall have been so exercised).

          "Register" has the meaning given to such term in Section 9.04.
           --------

          "Reinvestment Rate" shall have the meaning given to such term in
           -----------------
Section 2.08.

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Rents" has the meaning given to such term in the Mortgage.
           -----

          "Required Lenders" means, at any time, Lenders having Credit Exposures
           ----------------
representing at least 66%, of the sum of the total Credit Exposures at such time.

          "Restoration Consultant" shall have the meaning given to such term in
           ----------------------
Section 5.11.

          "SNDA" shall have the meaning given to such term in Section 5.12.
           ----

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. The Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Substitute Management Agreement" shall have the meaning given to such
           -------------------------------
term in Section 5.09.

          "Taxes" means any and all present or future taxes, levies,
           -----
assessments, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including without limitation, any and all interest and penalties imposed thereon as a consequence of the non-payment or delinquent payment thereof.

          "Term Loan" means the loan in the principal sum of $220,000,000 made
           ---------
by the Lenders to the Borrower pursuant to the terms of this Agreement.

          "Title Insurance Company" means, collectively, the title insurance
           -----------------------
company or companies issuing the Lenders' policy or policies of mortgagee title insurance covering the Mortgage.

          "Transaction Documents" means this Agreement and all other documents
           ---------------------
or instruments entered into or delivered by the Borrower, the Guarantor, or any other Person in connection with the Transaction, but shall not include Hedging Agreements unless all of the Lenders are a party to such Hedging Agreement at the time in question.

          "Transaction" means the execution, delivery and performance by the
           -----------
Borrower of this Agreement and other Transaction Documents, the borrowing of the Term Loan and the use of the proceeds thereof.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Terms Generally.  The definitions of terms herein shall
                         ---------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. If the Borrower is comprised of more than one Person, all references to Borrower shall be deemed to be references to both of such Persons or either of them and the obligations of such Persons hereunder or under any of the Transaction Documents shall be joint and several as they relate to the Borrower.

          SECTION 1.03.  Accounting Terms; GAAP.  Except as otherwise expressly
                         ----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                  ARTICLE II

                                 The Term Loan
                                 -------------

          SECTION 2.01.  Commitments.  Subject to the terms and conditions set
                         -----------
forth herein, each Lender agrees to make a portion of the Term Loan to the Borrower in the principal amount set forth on Schedule 2.01 attached hereto (which Schedule is subject to change from time to time after the Effective Date as and when additional Persons become Lenders and/or pursuant to permitted assignments by Lenders).

          SECTION 2.02.  Repayment of Term Loan; Evidence of Debt.  (a)  The
                         ----------------------------------------
Borrower hereby unconditionally promises to pay to the Administrative Agent for the benefit of each Lender consecutive monthly installments in the amount of $733,333.00 each, in reduction of the principal balance of the Term Loan, commencing on the third anniversary of the Effective Date, September 11, 2000, and on each Interest Payment Date thereafter through and including the Interest Payment Date immediately preceding the Maturity Date.

          (b) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of the Term Loan, together with all interest accrued and unpaid and all other sums then unpaid hereunder and under any other Transaction Document, on the Maturity Date.

          (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from the portion of the Term Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (d) The Administrative Agent shall maintain accounts in which it shall record (i) the portion and amount of the Term Loan made by each Lender hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (e)  The entries made in the accounts maintained pursuant to paragraph
(c) or (d) of this Section shall be prima facie evidence of the existence and
                                    ----- -----
amounts of the obligations recorded therein; provided that the failure of any
                                             --------
Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Term Loan in accordance with the terms of this Agreement.

          (f) The Borrower shall from time to time, at the request of the Administrative Agent, prepare, execute and deliver to each Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns), in the principal amount of each such Lender's Commitment.

          SECTION 2.03.  Prepayment of Term Loan.  (a)  The Borrower shall have
                         -----------------------
the right at any time and from time to time to prepay the Term Loan in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section.

          (b) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder not later than 11:00 a.m., New York City time, three (3) Business Days before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of the Term Loan or portion thereof to be prepaid. Promptly following receipt of any such notice relating to prepayment of a Term Loan, the
Administrative Agent shall advise the Lenders of the contents thereof.   Each
partial prepayment of the Term Loan shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000. Each prepayment of a Term Loan shall be applied to the Term Loan ratably among the Lenders but otherwise in the manner and proportion as determined by the Administrative Agent in its sole discretion. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.05.

          SECTION 2.04.  Fees.  The Borrower agrees to pay to the Administrative
                         ----
Agent, for its own account and for the account of the Lenders, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. All such fees payable hereunder shall be paid on the dates due, in immediately available funds.

          SECTION 2.05.  Interest.  (a)  From and including the first day of the
                         --------
first Interest Period to, but not including, the last day of the last Interest Period during the term of this Agreement, the entire principal balance of the Term Loan shall, except as specifically set forth in this Agreement to the contrary, bear interest at one of the available Adjusted LIBO Rates plus the
                                                                    ----
Applicable Rate. The available Adjusted LIBO Rates shall consist of a one-month Adjusted LIBO Rate, a two-month Adjusted LIBO Rate, a three-month Adjusted LIBO Rate and a six-month Adjusted LIBO Rate; provided that the only available
                                         --------
Adjusted LIBO Rate for the period commencing on the Effective Date and ending on the first to occur of (i) the first Interest Payment Date after the end of the Initial Syndication Period (promptly following the end of which the Administrative Agent shall notify the Borrower) or (ii) the fourth Interest Payment Date during the term of this Agreement, shall be a one-month Adjusted LIBO Rate. From and including the Interest Period commencing on the last day of the Initial Syndication Period, and for each Interest Period thereafter during the term of this Agreement, the Borrower shall have the right to select the applicable available Adjusted LIBO Rate to be added to the Applicable Rate to determine the interest rate applicable to Eurodollar Borrowings, provided such
                                                                 --------
selection is made in writing to the Administrative Agent at least four (4) Business Days prior to the first day of the Interest Period to which such selection is to apply. In the event no such selection is made before such four
(4) Business Day period, the Borrower shall be deemed to have irrevocably selected a one-month Adjusted LIBO Rate.

          (b) Notwithstanding the foregoing, if any principal of or interest on any of the Term Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, (i) such overdue amount shall bear interest, after as well as before judgment, at a rate per annum (the "Default Rate") equal to 4% plus the
                                    ------------
Alternate Base Rate until such amount shall be paid in full and (ii) the Borrower shall also pay to the Administrative Agent for the benefit of the Lenders, upon demand, an amount equal to 3% of such unpaid amount as a late payment charge if such amount is not paid within ten (10) days of the date when due, except that such ten (10) day period for application of such late payment
     ------
charge shall not apply to a late payment of the amount due on the Maturity Date.

          (c) Accrued interest on each Term Loan shall be payable in arrears on each Interest Payment Date for such Term Loan and on the Maturity Date; provided
                                                                        --------
that (i) interest accrued pursuant to paragraph (b) of this Section shall be payable on demand and (ii) in the event of any repayment or prepayment of the Term Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

          (d) All interest and fees hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, such determination shall be conclusive absent manifest error and shall be promptly communicated to the Lenders.

          (e) Notwithstanding anything to the contrary contained herein, at all times that interest is not accruing at an available Adjusted LIBO Rate plus the
                                                                       ----
Applicable Rate pursuant to the provisions of Section 2.05(a), interest shall accrue on the entire principal balance of the Term Loan at the Alternate Base Rate, except that from and after the Maturity Date or sooner acceleration of the
      ------
Term Loan, the entire principal balance of the Term Loan shall bear interest at the Default Rate.

          (f) Notwithstanding anything to the contrary set forth in this Section, the Borrower shall have the option from and after the date after which Adjusted LIBO Rates other than the one-month Adjusted LIBO Rate may be selected by the Borrower, to select up to, but not in excess of, three (3) Adjusted LIBO Rates to take effect on any given Interest Payment Date. The Borrower shall make such election by written notice given to the Administrative Agent at least four (4) Business Days prior to each Interest Payment Date, which shall be the last day of a previously selected Adjusted LIBO Rate period, in which notice the Borrower shall specify the Adjusted LIBO Rates so selected by the Borrower and the respective portions of the principal balance of the Term Loan to which such Adjusted LIBO Rates are to respectively pertain, it being agreed that:

               (i) the minimum portion of the principal balance of the Term Loan to which any such Adjusted LIBO Rate may pertain shall be an amount sufficient to give each Lender at least a $500,000.00 share of each portion of the principal balance of the Term Loan bearing interest at a particular Adjusted LIBO Rate;

              (ii) each such Adjusted LIBO Rate so selected by the Borrower shall be applicable to the portion of the principal balance of the Term Loan to which it pertains from and including the first day of the applicable Interest Period to, but not including, the last day of the Interest Period applicable to such Adjusted LIBO Rate; and

             (iii) the Borrower shall not have the right to exercise its option pursuant to this provision as of any given Interest Payment Date if the effect thereof would be to cause more than three (3) different Adjusted LIBO Rate periods to be in effect with respect to the principal balance of the Term Loan at any given time during the term of this Agreement.

          SECTION 2.06.  Alternate Rate of Interest.  Notwithstanding the
                         --------------------------
provisions of Section 2.05(a), if prior to the commencement of any Interest
Period:

          (a) the Administrative Agent reasonably and in good faith determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

          (b) the Administrative Agent is advised by a Lender or Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lender (or Lenders) of making or maintaining its portion of the Term Loan (or their portions of the Term Loan) for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, such portion or portions of the Term Loan shall bear interest at the Alternate Base Rate.

           SECTION 2.07.  Increased Costs.  (a)  If any Change in Law shall:
                          ---------------

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

         (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Borrowing made by such Lender or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Borrowing (or of maintaining its obligation to make any such Eurodollar Borrowing) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as such Lender shall determine in good faith to be sufficient to compensate such Lender for such additional costs incurred or reduction suffered, provided that Lender is generally imposing
                                      --------
similar charges on its other similarly situated borrowers.

          (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the portion of the Term Loan made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as such Lender shall determine in good faith to be sufficient to compensate such Lender or such Lender's holding company for any such reduction suffered. Each Lender shall allocate such additional amount or amounts among its customers in good faith and on an equitable basis, and will not charge the Borrower unless it is generally imposing a similar charge on its other similarly situated borrowers.

          (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or

(b) of this Section, and a brief explanation of such amounts which are due, including reasonably detailed information regarding the method and calculation of such amounts shall be delivered to the Borrower and shall be prima facie
                                                                ----- -----
evidence that such amounts are due and owing. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. If the Borrower disputes the amount required to be so paid, such amount shall, nevertheless, be paid on such tenth (10th) Business Day, subject to the Borrower's right to a refund of the disputed amount, if the Borrower's claim for a refund is successful.

          (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to
                          --------
compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor;

provided further that, if the Change in Law giving rise to such increased costs
-------- -------
or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.08.  Break Funding Payments.  In the event of (a) the
                         ----------------------
payment of any principal of the Term Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or any right pursuant to Sections 5.05 or 5.11), (b) the failure to borrow or prepay the Term Loan on the date specified in any notice delivered pursuant hereto or (c) the assignment of the Term Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.11, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be equal to the portion of the principal balance of the Term Loan being so prepaid, multiplied by a per annum interest rate equal to
                                ---------- --
the difference between the then applicable LIBO Rate and the 360-day equivalent interest yield, as adjusted to reflect interest payments on a monthly basis (the "Reinvestment Rate"), on any U.S. Government Treasury obligations selected by
 -----------------
the Lender, in its sole and absolute discretion, in an aggregate amount comparable to the portion of the principal balance of the Term Loan being so prepaid, and with maturities comparable to the last day of the period relating to the Adjusted LIBO Rate applicable to the portion of the principal balance of the Term Loan being so prepaid, calculated over a period of time from and
                                ---------------
including the date of prepayment to, but not including, the last day of such period. If the LIBO Rate applicable to the portion of the principal balance of the Term Loan being so prepaid is equal to or less than the Reinvestment Rate,
no prepayment premium, nor any rebate, shall be due.   A certificate of any
Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, and a brief explanation of such amounts which are due, including reasonably detailed information regarding the method and calculation of such amounts, shall be delivered to the Borrower by the Administrative Agent and shall be prima facie evidence that such amounts are
                                  ----- -----
due, it being agreed that: (i) the calculation of such prepayment premium may be based on any U.S. Government Treasury obligations selected by the Lenders, in their sole and absolute discretion, and (ii) no Lender shall be obligated or required to have actually reinvested the prepaid portion of the principal balance of the Term Loan in any such U.S. Government Treasury obligations as a condition precedent to the Borrower being obligated to pay a prepayment premium calculated as aforesaid. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. If the Borrower disputes the amount required to be so paid, such amount shall, nevertheless, be paid on such tenth (10th) Business Day, subject to the Borrower's right to a refund of the disputed amount, if the Borrower's claim for a refund is successful.

          SECTION 2.09.  Taxes.  (a)  Any and all payments by or on account of
                         -----
any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the
                                                            --------
Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent and each Lender within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be prima facie evidence as to
                                                     ----- -----
the amount of such payment or liability. If the Borrower disputes the amount required to be so paid, such amount shall, nevertheless, be paid on such tenth
(10th) Business Day, subject to the Borrower's right to a refund of the disputed amount, if the Borrower's claim for a refund is successful.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), if, and at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

          SECTION 2.10.  Payments Generally; Pro Rata Treatment; Sharing of Set-
                         ------------------------------------------------------
offs. (a)  The Borrower shall make each payment required to be made by it
----
hereunder (whether of principal, interest, fees or of amounts payable under Section 2.07, 2.08 or 2.09, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received on such date after such time may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest or fees thereon. All such payments shall be made to the Administrative Agent at its offices at 380 Madison Avenue, New York, New York, except that payments pursuant to Sections 2.07, 2.08, 2.09 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in U.S. dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards the payment of fees then due hereunder, (ii) second, toward the payment of interest then due hereunder, and (iii) third, towards payment of principal then due hereunder, with all such payments to be applied ratably among the parties entitled thereto in accordance with the respective Applicable Percentages of the Lenders as applied to the amounts of fees, interest and principal then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on its respective portion of the Term Loan resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its portion of the Term Loan and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loan of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective portions of the Term Loan; provided that (i) if any such participations are purchased and all or any
--------
portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in the Term Loan to any assignee or participant, other than to the Borrower or any Affiliate thereof (as to which the provisions of this paragraph shall apply).

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined in accordance with banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.10(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under Section 2.10(d) until all such unsatisfied obligations are fully paid.

          SECTION 2.11.  Mitigation Obligations; Replacement of Lenders.  (a)
                         ----------------------------------------------
If, pursuant to Section 2.06(b), any Lender's portion of the Term Loan for an Interest Period bears interest at the Alternate Base Rate, or if increased costs are paid to any Lender pursuant to Sections 2.07 or 2.09, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Sections 2.07 or 2.09, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Commitment hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.06(b), 2.07 or 2.09, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests that interest be paid to it on its portion of the Term Loan pursuant to Section 2.06(b), or if any Lender requests compensation under Section 2.07, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Sections 2.06(b), 2.07 or 2.09, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the
                          --------
prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its share of the Term Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including any costs incurred under Sections 2.07 and 2.09), from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.07 or payments required to be made pursuant to Sections 2.06(b) or 2.09, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III

                         Representations and Warranties
                         ------------------------------

          The Borrower represents and warrants to the Lenders that:

          SECTION 3.01.  Organization; Powers.  Borrower (i) has been duly
                         --------------------
formed and is validly existing and in good standing as a limited partnership under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and all other Transaction Documents and to carry on its business as now conducted and as proposed to be conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (ii) is qualified to do business in, and is in good standing in, New York and every other jurisdiction where such qualification is required. Commencing with the Guarantor's first taxable year ended December 31, 1997, the Guarantor has been, and the Borrower shall cause Guarantor to continue to be, organized in conformity with the requirements for qualification as a Real Estate Investment Trust under the Code, and the Guarantor is, and the Borrower shall cause Guarantor to continue to be, a publicly traded company listed on the New York Stock Exchange.

          SECTION 3.02.  Authorization; Enforceability.  The Transaction is
                         -----------------------------
within the Borrower's powers and has been duly authorized by all necessary action. This Agreement and the other Transaction Documents have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03.  Governmental Approvals; No Conflicts.  The Transaction
                         ------------------------------------
(a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, other than filings which will be made with the Securities and Exchange Commission when and as required by law or deemed appropriate by the Guarantor, (b) will not violate any applicable law or regulation or the organizational documents of the Borrower or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Affiliates or their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Affiliates, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Affiliates (other than the Liens for the benefit of the Lenders pursuant to the Transaction Documents).

          SECTION 3.04.  Financial Condition; No Material Adverse Change.   (a)
                         -----------------------------------------------
The Borrower and the Guarantor have heretofore furnished to the Lenders their consolidated balance sheets and statements of income, stockholders equity and partnership accounts, as the case may be, and cash flows as of and for the fiscal period June 23, 1997 to and including June 30, 1997, and certified by their respective Financial Officers. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and the Guarantor as of the period June 23, 1997 to and including June 30, 1997 in accordance with GAAP.

          (b) Since June 30, 1997, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower or the Guarantor, individually or taken as a whole.

          SECTION 3.05.  Properties.  (a)  The Borrower has good and marketable
                         ----------
title to the Mortgaged Property, except for the Permitted Encumbrances, and, except for minor defects in title that do not interfere with the ability to conduct business as currently conducted or to utilize such properties for their intended purposes, the Borrower and its Affiliates have good title to, or valid leasehold interests in, all other real and personal property material to the business of the Borrower and its Affiliates.

          (b) The Borrower and its Affiliates own, or are licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property now or hereafter material to its business at the Mortgaged Property, and the use thereof by the Borrower and its Affiliates does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.06.  Litigation and Environmental Matters.  (a)  There are
                         ------------------------------------
no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Affiliates (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or any other Transaction Document, the Transaction or the Mortgaged Property.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Affiliates (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

          (c) Since June 30, 1997, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          (d) The Borrower shall, within ninety (90) days of the Effective Date, provide the Administrative Agent with written evidence demonstrating to the Administrative Agent's reasonable satisfaction that storage tanks located at the Mortgaged Property are duly registered, to the extent required by applicable law, with all appropriate Governmental Authorities and that all violations, if any, with respect to the Mortgaged Property arising under Environmental Laws, have been satisfied.

          (e) The Borrower shall comply, and shall cause all tenants or other occupants of the Mortgaged Property to comply, in all respects with all Environmental Laws and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Mortgaged Property to generate, store, handle, process, dispose of or otherwise use Hazardous Materials at, in, on, or about the Mortgaged Property in a manner that could lead or potentially lead to the imposition on the Borrower, any Lender, or the Mortgaged Property of any liability or Lien of any nature whatsoever under any Environmental Laws. The Borrower shall notify the Administrative Agent promptly in the event of any spill or other release of any Hazardous Materials at, in, on, under or about the Mortgaged Property which is required to be reported to a Governmental Authority under any Environmental Laws, will promptly forward to the Administrative Agent copies of any notices received by the Borrower relating to alleged violations of any Environmental Laws or any potential liability under any Environmental Laws and will promptly pay when due any fine or assessment against the Borrower, any Lender or the Mortgaged Property relating to any Environmental Laws. If at any time it is it is determined that the operation or use of the Mortgaged Property in violation of any applicable Environmental Laws or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property violates any applicable Environmental Laws or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which, under any Environmental Laws, require special handling in collection, storage, treatment or disposal, or any form of cleanup or corrective action, the Mortgagor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Administrative Agent, take, at the Borrower's sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Laws, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Borrower shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Laws.

          (f) If the Borrower fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action described in clause (e) above, the Administrative Agent may, in its sole and absolute discretion, make advances or payments toward the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by the Administrative Agent (including, without limitation, reasonable counsel and consultant and investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will ten (10) Business Days after demand, become due and payable from the Borrower and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by the Administrative Agent until the date any such sums are repaid by the Borrower to the Administrative Agent. The Borrower will execute and deliver, promptly upon request, such instruments as the Borrower may deem reasonably necessary to permit the Administrative Agent to take any such action, as the Administrative Agent may require to secure all sums so advanced or paid by the Mortgagee. If a Lien is filed against the Mortgaged Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Borrower or for which the Borrower is responsible, resulting in the releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of any Hazardous Materials into the waters or onto land located within or without the State where the Mortgaged Property is located, then the Borrower will, within thirty (30) days from the date that the Mortgagor is first given notice that such Lien has been placed against the Mortgaged Property (or within such shorter period of time as may be specified by the Mortgagee if such Governmental Authority has commenced steps to cause the Mortgaged Property to be sold pursuant to such Lien), either (a) pay the claim and remove the Lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Mortgagee and is sufficient to effect a complete discharge of such Lien on the Mortgaged Property.

          (g) The Administrative Agent may, at its option, if the Administrative Agent reasonably believes that a Hazardous Materials or other environmental condition violates or threatens to violate any Environmental Laws or if any demolition, renovation or alteration will affect the Mortgaged Property with respect to potential liability under Environmental Laws, cause an environmental audit of the Mortgaged Property or portions thereof to be conducted to confirm the Borrower's compliance with the provisions of this Section, and the Borrower shall cooperate in all reasonable ways with the Mortgagee in connection with any such audit. If (i) such audit discloses the presence of Hazardous Materials in concentrations that require clean up or remediation under applicable Environmental Laws, (ii) such audit discloses that a violation of or a liability under an Environmental Laws exists, or (iii) such audit was required or prescribed by any Governmental Authority; then the
                                                                ----
Borrower shall pay all costs and expenses incurred in connection with audits required or prescribed by any Governmental Authority and shall not be required to pay such costs with respect to the circumstances described in clauses (i) and
(ii) more than once, it being agreed that otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this Section, be paid by the Lenders.

          (h) If the Mortgage is foreclosed, or if the Mortgaged Property is sold pursuant to the provisions of the Mortgage, or if the Borrower tenders a deed in lieu of foreclosure, the Borrower shall deliver the Mortgaged Property to the purchaser at foreclosure or sale or to any of the Lenders or each of their designee, in a condition that complies in all respects with all Environmental Laws.

          (i)  The obligations and liabilities of the Borrower under paragraphs
(b) and (d) - (h) of this Section 3.06 shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Term Loan has been paid in full and irrespective of any foreclosure of the Mortgage, sale of the Mortgaged Property pursuant to the provisions of the Mortgage or acceptance by the Lenders or their designee of a deed in lieu of foreclosure, and irrespective of any other fact or circumstance of any nature whatsoever, subject however, to the provisions of
Section 7(b) of the Joint and Several Hazardous Materials Guaranty and Indemnification Agreement, of even date herewith, constituting one of the Current Guarantees.

          SECTION 3.07.  Compliance with Laws and Agreements.  The Borrower and
                         -----------------------------------
its Affiliates are and shall at all times remain in compliance with all existing and future governmental laws, orders, ordinances, rules and regulations (including zoning regulations) of any Governmental Authority and all permits, licenses and certificates (including Certificates of Occupancy) applicable to it or applicable to the Mortgaged Property, and all indentures, notes, loans, security agreements or other agreements and instruments affecting or pertaining to it or to the Mortgaged Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. To the extent that the current or future use of any of the

Mortgaged Property is inconsistent with its Certificate of Occupancy, Borrower shall, to the extent possible, amend such Certificate of Occupancy.

          SECTION 3.08.  Investment and Holding Company Status.  Neither the
                         -------------------------------------
Borrower nor any of its Affiliates are (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" or a "subsidiary company" or "affiliate" of a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09.  Taxes.  The Borrower and its Affiliates have timely
                         -----
filed or caused to be filed all Tax returns and reports required to have been filed and have paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or its Affiliates, as applicable, have set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10.  ERISA.  No ERISA Event has occurred or is reasonably
                         -----
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.11.  Disclosure.  The Borrower has disclosed to the Lenders
                         ----------
all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the Transaction or the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with
                                                          --------
respect to projected financial information, the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                                  ARTICLE IV

                                  Conditions
                                  ----------

          SECTION 4.01.  Effective Date.  The obligations of the Lenders to make
                         --------------
the Term Loan hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in the sole discretion of the Administrative Agent):

          (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement and the other Transaction Documents signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Bingham, Dana & Gould LLP, counsel for the Borrower, in a form satisfactory to the Administrative Agent, and covering such other matters relating to the Borrower, this Agreement or the Transaction as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

          (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the formation, existence and good standing of the Borrower, the authorization of the Transaction and any other legal matters relating to the Borrower, this Agreement, the Mortgaged Property or the Transaction, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (d) The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent and the Lenders on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other agreement between the Administrative Agent and the Borrower.

          (e) The Title Insurance Company shall have issued a policy or policies of title insurance in form and substance, and with co-insurance and reinsurance agreements, acceptable to the Administrative Agent, insuring the lien of the Mortgage.

          (f) Borrower has delivered to the Administrative Agent evidence of insurance as required under the Mortgage and any other Transaction Document.

          (g) No circumstances shall exist which would constitute a Default under this Agreement or any other Transaction Document.

          (h) All representations and warranties made by Borrower and the Guarantor in this Agreement and each other Transaction Document are true and correct in all material respects.

          (i) The Borrower shall have contributed not less than $101,250,000.00 towards the purchase of the Mortgaged Property, pursuant to a Contract of Sale having a purchase price of $321,250,000.00.

          (j) All other conditions of the Administrative Agent for the funding of the Term Loan shall have been met to the satisfaction of the Administrative Agent.

The Effective Date shall be deemed to have occurred upon the full execution and delivery of this Agreement and the funding by the Lenders of the Term Loan.

                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the principal of and interest on the Term Loan and all fees and other sums payable hereunder or under any other Transaction Document shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

          SECTION 5.01.  Financial Statements and Other Information.  The
                         ------------------------------------------
Borrower will furnish to the Administrative Agent, with additional copies thereof for each Lender, the following:

          (a) Within 90 days after the end of each fiscal year of the Borrower, the Borrower shall furnish (i) the Borrower's and the Guarantor's audited consolidated balance sheets and related statements of operations, partnership accounts and cash flows as of the end of and for such year, reported on by an independent public accountant of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) and
     (ii) financial statement for such year containing a fully itemized statement of profit and loss and of surplus and a balance sheet covering the operation of the Mortgaged Property, setting forth in each case in comparative form the figures for the previous fiscal year, to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Affiliates on a consolidated basis, and the Mortgaged Property, as applicable in accordance with GAAP consistently applied.

          (b) Within 45 days after the end of each calendar quarter of each fiscal year of the Borrower, the Borrower shall furnish (i) the Borrower's and the Guarantor's unaudited consolidated balance sheets and related statements of operations, partnership accounts and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, and (ii) a financial statement for such calendar quarter containing a fully itemized statement of profit and loss and of surplus and a balance sheet covering the operation of the Mortgaged Property, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Affiliates on a consolidated basis, and the Mortgaged Property, as applicable, in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

          (c) Concurrently with each delivery of financial statements under clause (a) or (b) above, the Borrower shall furnish a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) certifying that the financial statements delivered under clause (a) and (b) above are true and correct in all material respects, (iii) certifying, with a reasonably detailed calculation annexed, the Debt Service Coverage Ratio (as such term is defined in that certain Net Cash Flow Shortfall Guaranty and Agreement, of even date herewith, made by the Borrower and Boston

     Properties, Inc.) for each calendar quarter to which such financial statements relate, and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

          (d) Concurrently with each delivery of financial statements under clause (a) above, the Borrower shall furnish a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines).

          (e) Within thirty (30) days after the Effective Date, the Borrower shall furnish an annual operating budget for the Mortgaged Property for the balance of the calendar year 1997 and for calendar year 1998 (the "1998
                                                                        ----
     Operating Budget") and, on or before December 15 of each calendar year
     ----------------
     commencing on December 15, 1998, the Borrower shall furnish an annual operating budget in respect of the Mortgaged Property for the ensuing calendar year (each an "Annual Operating Budget"). In the event any such
                             -----------------------
     Budget shall indicate a Net Cash Flow Shortfall for the period covered thereby, such Budget shall be subject to the approval of the Administrative Agent, which approval shall not be unreasonably withheld or delayed. The 1998 Operating Budget and each Annual Operating Budget shall (a) be consistent with an operating budget for a Class A office building in the geographical area in which the Mortgaged Property is located and (b) present a reasonably full and complete representation of all costs, expenses and fees which the Borrower, after diligent inquiry and analysis by the Borrower, expects to pay or to become obligated to pay in connection with capital expenditures, the construction of tenant improvements, demolition work, leasing costs, alterations, operating expenses, interest and amortization on the Term Loan, and all other reasonably projected costs and expenses in connection with the Mortgaged Property. Each Annual Operating Budget shall be in the form of the 1998 Operating Budget. The Borrower shall operate the Mortgaged Property in conformity with the 1998 Operating Budget and each Annual Operating Budget in all material respects, and shall from time to time, promptly following any request therefor by the Administrative Agent, furnish to the Administrative Agent reasonable evidence of material compliance therewith.

          (f) Within 30 days after the end of each calendar quarter, the Borrower shall furnish a rent roll, in form and detail satisfactory to the Administrative Agent, and a leasing status report advising the Administrative Agent of the status of all prospective leasing at the Mortgaged Property, certified as true and complete by a Financial Officer of the Borrower.

          (g) Within 30 days following each request therefor, the Borrower shall furnish such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Affiliates, or evidencing compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request, certified as being true and complete in all material respects by a Financial Officer of the Borrower.

          SECTION 5.02.  Notices of Material Events.  The Borrower will furnish
                         --------------------------
to the Administrative Agent (with copies to the Administrative Agent for each Lender) promptly after obtaining knowledge of the same written notice of the following:

          (a)  the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Affiliates in an aggregate amount exceeding $1,000,000.00; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03.  Existence; Conduct of Business; Control.  The Borrower
                         ---------------------------------------
will, and will cause each of its Affiliates to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, contracts, privileges and franchises material to the conduct of their businesses.

          SECTION 5.04.  Payment of Obligations.  (a)  The Borrower will pay its
                         ----------------------
Taxes and other obligations (including, without limitation, Tax liabilities assessed against or otherwise affecting the Mortgaged Property) and all Other Taxes, but nothing contained in this sentence shall be construed or interpreted as requiring the Borrower to pay Taxes and Other Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower has set aside on its books adequate reserves and no risk of loss of the Mortgaged Property shall exist thereby; except, that, notwithstanding such right with
                              ------  ----
respect to Other Taxes, real estate taxes and assessments, water and sewer rents and other governmental impositions relating to the Mortgaged Property shall be paid prior to such payments shall begin to accrue interest or penalties (subject to the right of the Borrower to seek reductions of the amounts thereof, or to seek refunds thereof, as permitted by applicable law). In the event of a default by Borrower in connection with the payment of its Tax liabilities with respect to the Mortgaged Property, the Administrative Agent may, in its sole discretion, but shall not be obligated to, pay same (all such payments to be secured hereby in accordance with the terms of this Agreement), and the Borrower shall reimburse the Administrative Agent upon demand for such expenditures, which sums shall bear interest at the Default Rate from the date expended by the Administrative Agent until fully paid, and which sums, with such interest, shall constitute a portion of the indebtedness secured by the Liens of the Mortgage and the other Transaction Documents.

          (b) The Borrower shall provide the Administrative Agent with any filings and other documents which may be submitted by or on behalf of the Borrower in connection with any proceeding for a reduction of the Taxes assessed against or otherwise affecting the Mortgaged Property. After an Event of Default, the Administrative Agent shall have the right to either initiate such proceedings or to continue any such proceedings which may be pending, in each case, in its own name or in the name of the Borrower, the Borrower shall cooperate with the Administrative Agent and make available to the Administrative Agent upon demand any and all information, and execute any documents or pleadings, which the Administrative Agent may reasonably require, in connection therewith. The Administrative Agent shall then conduct said proceeding in a manner it deems appropriate, at the Borrowers cost and expense, with the right of reimbursement from the Borrower on demand for such expenditures, which sums shall bear interest at the Default Rate from the date expended by the Administrative Agent until fully paid, and which sums, with such interest, shall constitute a portion of the indebtedness secured by the Liens of the Mortgage and the other Transaction Documents.

           SECTION 5.05.  Maintenance of Properties; Insurance.
                          ------------------------------------

          (a) The Borrower shall cause the Mortgaged Property to be maintained in good condition and repair and, to the extent of any renovations that are made by the Borrower, the same shall be made in compliance with the requirements of all Governmental Authorities having jurisdiction over the Mortgaged Property. The Borrower will not commit or suffer to be committed any waste of the Mortgaged Property. No portion of the Mortgaged Property shall be removed, demolished or materially altered (except as may be permitted or required by the terms of a Lease and for normal replacement of the Equipment), without the prior written consent of the Administrative Agent, which consent shall not be withheld or delayed unreasonably (except that such consent may be withheld in the sole discretion of any Lender, with respect to any request involving a reduction in the useable area of the Improvements, or the demolition or removal of more than 50,000 rentable square feet of the Improvements) (other than interior demolition in connection with the performance of leasehold improvements). The Borrower shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises.

          (b) The Borrower represents and warrants that, to the best of its knowledge based on its investigation of the Mortgaged Property prior to the date hereof and other than as disclosed in environmental and engineering reports delivered to the Administrative Agent prior to the date hereof, the Mortgaged Property is currently in compliance with existing governmental laws, orders, ordinances, rules and regulations affecting the Mortgaged Property, or any portion thereof or the use thereof, including specifically, but not limited to, provisions of the Americans with

Disabilities Act. The Borrower shall, within a reasonable time after the date hereof, take such action as may be necessary to correct any existing violations of governmental laws, orders, ordinances, rules and regulations currently affecting the Mortgaged Property, or any portion thereof or the use thereof, including specifically, but not limited to, the provisions of the Americans with Disabilities Act. The Borrower shall comply with the requirements of all, and shall not modify, amend or terminate any, easements and restrictive covenants which from time to time affect the whole or any portion of the Mortgaged Property. The Borrower shall also comply with the requirements of, and to the extent reasonably within the Borrower's control, maintain, preserve, enforce and renew, all rights of way, easements, grants, privileges, licenses, franchises and restrictive covenants which from time to time benefit or pertain to the whole or any portion of the Mortgaged Property, and the Borrower shall not modify, amend or terminate, or surrender any of its rights under, any of such rights of way, easements, grants, privileges, licenses, franchises or restrictive covenants. The Borrower will not, without obtaining the prior written consent of the Administrative Agent, initiate, join in or consent to any new private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof. The Borrower will not alter the use of the Mortgaged Property without the prior written consent of the Administrative Agent.

          (c) The Borrower shall not be deemed to violate the terms and provisions of this Section 5.05 if it is prevented by a tenant from complying herewith; provided, the Borrower promptly pursues all available remedies against such tenant and promptly delivers to the Administrative Agent such evidence of the Borrower's diligent efforts to pursue all remedies against the tenant and such failure to comply does not, in the Borrower's reasonable opinion, endanger the priority of the lien of this Agreement or the Transaction Documents on, or the Borrower's title to, the Mortgaged Property. If the Borrower shall first notify the Administrative Agent in writing of its intention so to do, the Borrower may, at its expense and in its own name and behalf, in good faith contest any statute, ordinance, order, violation or regulation concerning the Mortgaged Property by appropriate legal proceedings; provided, in the event of any such contest, that all necessary steps are taken to protect the Lien of the Mortgage and the other Transaction Documents and that adequate reserves or other appropriate provisions required by GAAP in respect thereof shall have been set aside or made, adequate bonds shall have been obtained, or sufficient funds or other security satisfactory to the Administrative Agent have been provided in a manner satisfactory to the Administrative Agent in all respects, assuring the discharge of the Borrower's obligation under this Section 5.05 with respect to such statutes, ordinances, orders, violations and regulations and provided further that if at any time payment of any assessment or other charge shall become necessary to prevent the loss of priority of the Administrative Agent's Lien interest in the Mortgaged Property, then the Borrower shall immediately pay the sums in sufficient time to prevent such loss of priority of the Administrative Agent's security interest in the Mortgaged Property.

          (d) The Borrower shall not perform, or suffer to permit, any structural alterations to the Improvements, or perform, or suffer to permit, any alternations which would have a material adverse effect on the building systems of the Improvements, without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld.

          (e) The Borrower shall comply with the asbestos maintenance and operation plan of the Borrower for the Mortgaged Property delivered to the Administrative Agent prior to the Effective Date, and shall provide reasonable evidence of compliance therewith to the Administrative Agent from time to time within fifteen (15) days after any request therefor by the Administrative Agent. The Borrower shall use diligent efforts to cause to be delivered an addendum to that certain Phase I

Environmental Site Assessment dated March 12, 1997 prepared by Ambient Labs, Inc. (the "Phase I"), to be delivered to the Administrative Agent promptly after the Effective Date, which addendum shall include all additional information necessary to complete the Phase I (including, without limitation, responses to requests made to Governmental Authorities for information relating to the Mortgaged Property).

          (f) The Borrower shall (i) keep the Mortgaged Property insured with extended coverage against loss or damage by fire, vandalism, malicious mischief and such other hazards as the Administrative Agent shall from time to time reasonably require, in amounts reasonably approved by the Administrative Agent, which amounts shall in no event be less than 100% of the full insurable value of the Improvements and the Equipment (as such terms are defined in the Mortgage) and shall be sufficient to meet all applicable co-insurance requirements, and
(ii) will maintain rental and business interruption and rental loss insurance and such other forms of insurance coverage with respect to the Mortgaged Property as the Administrative Agent shall from time to time reasonably require in amounts reasonably approved by the Administrative Agent (including, without limitation, any insurance required to be maintained by the Borrower pursuant to any agreements to which the Mortgaged Property is subject). If the Premises are improved, and any portion thereof is located in a Federally designated "special flood hazard area," in addition to the other policies of insurance required under this paragraph (the "Policies"), a flood insurance policy shall be
                           --------
delivered by the Borrower to the Administrative Agent. If no portion of the Premises is located in a Federally designated "special flood hazard area" such fact shall be substantiated by a certificate in form satisfactory to the Administrative Agent from a licensed surveyor, appraiser or professional engineer or other qualified person satisfactory to the Administrative Agent in accordance with applicable regulations.

          (g) The Borrower shall at all times comply with and shall cause the Improvements and Equipment on the Mortgaged Property and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Policies. All Policies shall be issued by insurers having a minimum policy holders rating of "A" per the latest rating publication of Property and Casualty Insurers by A.M. Best Company and who are lawfully doing business in New York and selected by the Borrower with the approval of the Administrative Agent, which approval shall not be unreasonably withheld or delayed. All Policies shall, with respect to the Premises and the Improvements, contain the standard New York mortgagee non-contribution clause endorsement or an equivalent endorsement and, with respect to the Equipment, contain a lender's loss payable clause endorsement or an equivalent endorsement, all naming the Administrative Agent as the person to which all payments made by the insurer thereunder shall be paid and otherwise in form and substance satisfactory in all respects to the Administrative Agent. Blanket insurance policies shall be acceptable for the purposes of this paragraph, provided that the Borrower provides the Administrative Agent with
           --------
proof reasonably satisfactory to the Administrative Agent that such blanket policy complies in all respects with the provisions for insurance set forth in this Section 5.05, and that the coverage available with respect to the Mortgaged Property shall at all times be at least equal to the coverage which would be provided under a separate policy covering only the Mortgaged Property. The Borrower shall pay the premiums for the Policies as the same become due and payable. At the request of the Administrative Agent, the Borrower will deliver the Policies to the Administrative Agent. Not later than thirty (30) days prior to the expiration date of each of the Policies, the Borrower will deliver to the Administrative Agent a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment of premium satisfactory to the Administrative Agent. If at any time any insurance required hereunder is not in full force and effect, the Administrative Agent shall have the right, without notice to the Borrower, to take such action as the Administrative Agent deems reasonably necessary to protect its interest in the Mortgaged Property, including, without limitation, the obtaining of such insurance coverage as the Administrative Agent deems reasonably appropriate, and all expenses incurred by the Administrative Agent in connection with such action or in obtaining such insurance and keeping it in effect, with interest thereon at the Default Rate, shall be paid by the Borrower to the Administrative Agent within five (5) Business Days after demand and until paid shall be secured by the Liens of the Transaction Documents.

          (h) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, the Borrower shall give reasonably prompt notice thereof to the Administrative Agent. Except as otherwise hereinafter specifically provided to the contrary, sums paid to the Administrative Agent by any insurer may be retained and applied by the Administrative Agent toward payment of the Term Loan, whether or not then due and payable, in such order, priority and proportions as the Administrative Agent in its discretion shall deem proper or, at the discretion of the Administrative Agent, the same may be paid, either in whole or in part, to the Borrower for such purposes as the Administrative Agent shall designate. If the Administrative Agent shall receive and retain such insurance proceeds, the Liens of the Transaction Documents shall be reduced only by the amount thereof received and retained by the Administrative Agent and actually applied by the Administrative Agent in reduction of the Term Loan. The Administrative Agent shall not be obligated to see to the proper application of insurance money paid over to the Borrower, and if the Administrative Agent receives and retains any insurance proceeds, the Liens of the Transaction Documents shall be affected only by a reduction of the amount of said Liens by the amount of such insurance money so received and retained by the Administrative Agent. Nevertheless, if
                                                             ------------
prior to the receipt by the Administrative Agent of any insurance proceeds, the Mortgaged Property shall have been sold on foreclosure of the Mortgage, as between the Borrower and the Administrative Agent, the Administrative Agent shall have the right to receive said insurance proceeds, and the Borrower shall pay over to the Administrative Agent said insurance proceeds as, if and when the Borrower receives same, to the extent of (i) any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on the Note and the Mortgage shall have been sought or recovered, and (ii) the attorney's fees, costs and disbursements incurred by the Administrative Agent in connection with the collection of such insurance proceeds. All remaining right, title and interest of the Borrower in and to all policies of insurance required by this Section 5.05 shall inure to the benefit of and pass to the successor-in-interest to the Borrower or the purchaser or grantee of the Mortgaged Property. The Borrower hereby appoints the Administrative Agent its attorney-in-fact to endorse any checks, drafts or other instruments representing any proceeds of such insurance, whether payable by reason of loss thereunder or otherwise; provided the Administrative Agent shall hold such funds in accordance with the terms of this Agreement. The provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire shall not apply to the Mortgage, this Agreement or any other Transaction Document.

          (i) If the Mortgaged Property shall be damaged or destroyed, in part, by fire or other casualty, the Administrative Agent shall, in accordance with the provisions of this Section 5.05 herein set forth, but subject to clause (m) below, make the net amount of all insurance proceeds received by the Administrative Agent pursuant to the provisions of this Agreement as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same (the "Net Proceeds") available for the repair and restoration of the
               ------------
Mortgaged Property, provided that:

          (i)  no Default shall have occurred and shall be continuing;

          (ii) the Borrower shall commence the repair and restoration of the Mortgaged Property, as nearly as possible to the condition the Mortgaged Property was in immediately prior to such fire or other casualty, with such alterations as may be reasonably approved by the Administrative Agent, as soon as reasonably practicable (but in no event later than ninety (90) days after such damage or destruction occurs) and shall diligently and continuously pursue the same to satisfactory completion;

          (iii) the Administrative Agent shall be satisfied that any operating deficits which will be incurred with respect to the Mortgaged Property as a result of the occurrence of any such fire or other casualty will be covered out of the Net Proceeds, rental loss insurance, business interruption insurance or by other funds of the Borrower;

          (iv) the Administrative Agent shall be satisfied that the repair and restoration of the Mortgaged Property (a) will be completed on or before the earlier to occur of (x) six (6) months prior to the Maturity Date, and
     (y) the earliest date required for such completion under the terms of any Leases which will or are required to remain in effect subsequent to the occurrence of such fire or other casualty, and (b) is capable of being completed within a period of twelve (12) months or less;

          (v) The Borrower and the Guarantor shall each execute and deliver to the Administrative Agent a joint and several, personal recourse completion guaranty in form and substance satisfactory to the Administrative Agent and its counsel pursuant to the provisions of which they shall jointly and severally guaranty to the Administrative Agent the lien-free completion by the Borrower of the repair and restoration of the Mortgaged Property in accordance with the provisions of this Section 5.05 and within such time as shall be required pursuant to any Leases which are not terminated as a consequence of such damage and destruction.

          (j) The Net Proceeds shall be held by the Administrative Agent in an interest bearing special account, and until disbursed in accordance with the provisions of this Section 5.05, shall constitute additional security for the payment of the Term Loan. The Net Proceeds, together with interest earned thereon, shall be disbursed by the Administrative Agent to, or as directed by, the Borrower from time to time during the course of the repair and restoration of the Mortgaged Property, upon receipt of evidence satisfactory to the Administrative Agent that (i) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the repair and restoration of the Mortgaged Property have been paid for in full, and (ii) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Mortgaged Property arising out of the repair and restoration of the Mortgaged Property which have not either been fully bonded to the satisfaction of the Administrative Agent and discharged of record or in the alternative fully insured over to the satisfaction of the Administrative Agent by the title company insuring the Liens of the Transaction Documents.

          (k) The repair and restoration of the Mortgaged Property shall be done and completed by the Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws), and all plans and specifications required in connection with the repair and restoration of the Mortgaged Property shall be subject to the reasonable prior review and acceptance in all respects by the Administrative Agent and by an independent consulting engineer selected by the Administrative Agent (hereinafter referred to in this paragraph as the "Casualty Consultant"), which Casualty Consultant
                             -------------------
shall be subject to the reasonable prior approval of the Borrower. Upon the occurrence and during the continuance of a Default or an Event of Default, the Administrative Agent shall have the use of such plans and specifications and all permits, licenses and approvals required or obtained in connection with the repair and restoration of the Mortgaged Property. The identity of the contractors, subcontractors and materialmen engaged in the repair and restoration of the Mortgaged Property, as well as the contracts under which they have been engaged, shall be subject to the reasonable prior review and acceptance by the Administrative Agent and the Casualty Consultant. Failure of the Administrative Agent or the Casualty Consultant to approve or disapprove (with specific reasons for any such disapprovals) the plans and specifications, or the contractors, subcontractors and materialmen engaged in the repair and restoration of the Mortgaged Property, as well as the contracts under the which they have been engaged, within five (5) Business Days of receiving a written request from the Borrower for such approval, if such plans and specifications relate to restoration of 75,000 square feet of space or less in the Mortgaged Property, and within twenty (20) Business Days, if such plans and specifications relate to more than 75,000 square feet of space in the Mortgaged Property, shall be deemed the approval by the Administrative Agent or the Casualty Consultant, or both, as the case may be. All costs and expenses incurred by the Administrative Agent in connection with making the Net Proceeds available for the repair and restoration of the Mortgaged Property including, without limitation, reasonable counsel fees and the Casualty Consultant's reasonable fees, shall be paid by the Borrower.

          (l) In no event shall the Administrative Agent be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the repair and restoration of the Mortgaged Property, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty Retainage" as used in this
-----                                    ------------------
paragraph shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the repair and restoration of the Mortgaged Property, as certified by the Casualty Consultant. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary hereinabove set forth in this paragraph, be less than the amount actually held back by the Borrower from contractors, subcontractors and materialmen engaged in the making of the repair and restoration of the Mortgaged Property. The Administrative Agent shall not be obligated to make disbursements of the Net

Proceeds more frequently than once every thirty (30) days. The Casualty Retainage shall not be released until the Casualty Consultant certifies to the Administrative Agent that the repair and restoration of the Mortgaged Property has been completed in accordance with the provisions of this paragraph and that all approvals necessary for the re-occupancy and use of the Mortgaged Property have been obtained from all appropriate Governmental Authorities, and the Administrative Agent receives evidence satisfactory to the Administrative Agent that the costs of the repair and restoration of the Mortgaged Property has been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that the Administrative Agent will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the repair and restoration of the Mortgaged Property as of the date upon which the Casualty Consultant certifies to the Administrative Agent that such contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of such contractor's, subcontractor's or materialman's contract, and such contractor, subcontractor or materialman delivers such lien waivers and evidence of payment in full of all sums due to such contractor, subcontractor or materialman as may be reasonably requested by the Administrative Agent or by the title company insuring the Liens of the Transaction Documents. If required by the Administrative Agent, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to such contractor, subcontractor or materialman.

          (m)  Notwithstanding anything to the contrary contained in this
Section 5.05, the Administrative Agent shall not be obligated to, and shall not without the consent of the Required Lenders, make Net Proceeds available for the repair and restoration of the Mortgaged Property in accordance with the provisions of this Section 5.05 if more than 50% of the Mortgaged Property have been damaged or destroyed by such fire or other casualty, unless, in addition to all of the other terms and conditions set forth in this Section 5.05, including, without limitation, subparagraph (i) above, Leases covering 75% of the rentable area of the Improvements shall remain in full force and effect notwithstanding the occurrence of such damage and destruction. Determinations of the anticipated time necessary for the repair and restoration of the Improvements pursuant to Sections 5.05 and 5.11 shall be made by the Casualty Consultant, whose determination shall be binding and conclusive, absent manifest error.

          (n)  Notwithstanding anything to the contrary contained in this
Section 5.05, if the Net Proceeds and the costs of completing the repair and restoration of the Mortgaged Property shall be equal to or less than $7,500,000, the Net Proceeds will be disbursed by the Administrative Agent to the Borrower upon receipt, provided that no Default shall have occurred and shall be continuing, and the Borrower delivers to the Administrative Agent a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the repair and restoration of the Mortgaged Property. In the event the circumstances in clause (i) shall apply, and the Administrative Agent shall elect not to make the Net Proceeds available to the Borrower for restoration, the Borrower shall terminate any Leases which it has a right to terminate and with respect to which the Administrative Agent may be bound to make such proceeds available for restoration pursuant to a non-disturbance or similar agreement, and the Borrower hereby irrevocably appoints the Administrative Agent as its attorney-in-fact for the purpose of exercising the termination of any such Leases under such circumstances.

          (o) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of the Administrative Agent and the Casualty Consultant, be sufficient to pay in full the balance of the costs which will be incurred in connection with the completion of the repair and restoration of the Mortgaged Property, the Borrower shall deposit the deficiency (the "Net Proceeds
                                                                    ------------
Deficiency") with the Administrative Agent before any further disbursement of
----------
the Net Proceeds shall be made, which Net Proceeds Deficiency deposit shall be held by the Administrative Agent in an interest bearing special account, and shall be disbursed, together with interest earned thereon, for costs actually incurred in connection with the repair and restoration of the Mortgaged Property on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this paragraph (n) shall constitute additional security for the payment of the Term Loan. Upon the occurrence of an Event of Default, the Administrative Agent shall have the right to apply the undisbursed balance of any Net Proceeds and any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Term Loan in such order, priority and proportions as the Administrative Agent shall deem to be appropriate in its discretion. The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposit, together with interest thereon, after the Casualty Consultant certifies to the Administrative Agent that the repair and restoration of the Mortgaged Property has been completed in accordance with the provisions of this paragraph, and the receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent that all costs incurred in connection with the repair and restoration have been paid in full, shall be remitted to the Borrower.

          (p) All costs of the repair and restoration of the Mortgaged Property in excess of the Net Proceeds shall be paid for by the Borrower. If the Administrative Agent shall receive and retain insurance proceeds, the Liens of the Transaction Documents shall be reduced only by the amount thereof received and retained by the Administrative Agent and actually applied by the Administrative Agent in reduction of the Term Loan.

          SECTION 5.06.  Books and Records; Inspection Rights.  (a)  The
                         ------------------------------------
Borrower will keep and maintain, and will cause its Affiliates to keep and maintain, on a fiscal year basis in accordance with GAAP consistently applied, proper and accurate books, records and accounts reflecting all of the financial affairs of the Borrower and its Affiliates, including without limitation, all items of income and expense in connection with the operation of the Mortgaged Property and in connection with all services, equipment and furnishings provided in connection with the operation of the Mortgaged Property, whether such income or expense be realized by the Borrower or by any other Person excepting lessees unrelated to and unaffiliated with the Borrower who have leased from the Borrower portions of the Mortgaged Property for the purpose of occupying the same. The Administrative Agent and each Lender shall have the right from time to time at all times during normal business hours and upon reasonable prior notice, to examine such books, records and accounts at the offices of the Borrower and its Affiliates, or any other Person maintaining such books, records and accounts, and to make copies or extracts thereof as the Administrative Agent or any Lender shall desire. The Borrower shall be, and shall cause its Affiliates, officers and independent accountants to be, available to discuss such financial affairs, books and records with the Administrative Agent's and any Lender's representatives, at reasonable times and as often as reasonably requested.

          (b) The Administrative Agent and each Lender, and their representatives, shall be permitted to inspect the Mortgaged Property, at reasonable times and as often as reasonably requested, and the Borrower shall cooperate with the Administrative Agent and any Lender in connection with requested inspections of tenanted areas in the Improvements.

          SECTION 5.07.  Further Assurances.  The Borrower agrees, at its
                         ------------------
expense, that at any time it will, and will cause the Guarantor to, promptly execute and deliver all instruments and documents, and take all further action that the Administrative Agent may reasonably request, in order to perfect any security interest granted under the Transaction Documents or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder and under the Transaction Documents.

          SECTION 5.08.  Use of Proceeds.  The proceeds of the Term Loan will be
                         ---------------
used solely for the acquisition of the Mortgaged Property and no part of such proceeds shall, in any event, be used for any purpose, whether directly or indirectly, that entails a violation of any of the Regulations of the Board, including Regulations G, U and X.

          SECTION 5.09.  Management.  (a)  The Mortgaged Property shall at all
                         ----------
times be managed by the Borrower, and the fees retained by the Borrower therefor shall be subject to the approval of the Administrative Agent, which shall not be unreasonably withheld if such rates are commercially reasonable and, in any event, shall not exceed 1% of the gross rental income collected if management shall be by the Borrower or an Affiliate of the Borrower. The Borrower acknowledges and agrees that its right to receive such fees are subordinate to any and all sums due to the Administrative Agent and the Lenders under the Transaction Documents. If the existing management by the Borrower shall cease with the approval of the Administrative Agent, which approval shall not be unreasonably withheld, then the Borrower shall at all times thereafter retain or cause to be retained, at its expense, a qualified, nationally recognized commercial property manager that has a significant presence in the New York metropolitan area and that is, in the judgment of the Administrative Agent, qualified to act as such to operate and manage the Mortgaged Property and the Leases pursuant to the terms and conditions of a management agreement or agreements satisfactory to the Administrative Agent in its reasonable discretion. Any future management agreements entered into in accordance with this Section 5.09 is hereinafter each referred to as a "Management Agreement".
                                                        --------------------
The Borrower warrants and represents that the existing management by the Borrower shall be terminable, at the election of the Administrative Agent, upon the occurrence and continuance of an Event of Default, and each Management Agreement shall be, (i) terminable with respect to the Mortgaged Property upon not less than sixty (60) days' prior notice by the Borrower, without cause or at will upon thirty (30) days' prior notice and without cause upon a transfer of the Mortgaged Property to the Administrative Agent or its designee as a result of a foreclosure, deed in lieu of foreclosure or otherwise, in each case, without payment of any premium or penalty, and (ii) assignable to the Administrative Agent or its designee in the event the Administrative Agent shall succeed to the interest of the Borrower in the Mortgaged Property pursuant to the events described in clause (i) above. The Borrower shall (A) pay all sums required to be paid by it for management, whether to itself or under a Management Agreement (except to the extent the Borrower shall contest in good faith such payment), (B) diligently perform and observe all of the material terms, covenants and conditions of such Management Agreements on its part to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired its rights under such Management Agreements, except to the extent the Borrower shall contest in good faith such terms, covenants and conditions, (C) diligently enforce its rights under such Management Agreements in a commercially reasonable manner so as to require full and faithful performance by the related property manager of its obligations under such Management Agreements, (D) promptly provide the Administrative Agent with a copy of any written notice to the Borrower or the related property manager of any material default in the performance or observance of any of the material terms, covenants or conditions of any of such Management Agreements, and (E) cause any Affiliate which is the property manager, and use reasonable efforts to cause any unaffiliated Person which is the property manager, under each of the Management Agreements to comply with the terms and conditions of this Agreement and the Transaction Documents (it being agreed that in the event of any conflict between the terms of any Management Agreement, and this Agreement or any other Transaction Document, the terms of this Agreement and the other Transaction Documents shall control).

          (b) If the Borrower defaults in the performance or observance of any material term, covenant or condition of any Management Agreement on the part of the Borrower to be performed or observed, then, if such default is not remedied within twenty (20) days after the Borrower's receipt of written notice of the occurrence of such default (or to the extent such default cannot with diligence be remedied within such twenty (20) day period, the Borrower does not commence and thereafter proceed with due diligence to cure such default), then, without limiting the generality of the other provisions of this Agreement, and without waiving or releasing the Borrower from any of its obligations hereunder, the Administrative Agent shall have the right, but shall be under no obligation, to pay any sums or take any action as may be appropriate to cause such term, covenant or condition of such Management Agreement on the part of the Borrower to be promptly performed or observed on behalf of the Borrower, to the end that the rights of the Borrower in, to and under such Management Agreement shall be kept unimpaired and free from default. The Borrower shall reimburse the Administrative Agent on demand for any such sums paid by the Administrative Agent, with interest thereon at the Default Rate from the date such sum was expended until fully reimbursed, which sum and interest shall be additional indebtedness under the Term Loan and secured by the Transaction Documents.

          (c) Any substitute property manager engaged after the date hereof shall be subject to the approval of the Required Lenders, which approval shall not be unreasonably withheld provided such substitute property manager and the Substitute Management Agreement satisfies the requirements of paragraph (a) above.

          (d) The Management Agreements shall not be (i) amended or modified in any material respect without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, or (ii) terminated without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld if a substitute property manager satisfying the approval requirements of paragraph (c) above has been obtained by the Borrower. The Borrower shall obtain a replacement property manager meeting the approval requirements set forth in paragraph (c) above prior to exercising any right to terminate the then effective Management Agreement unless such termination arises by reason of a default by the property manager under the then effective

Management Agreement and the Borrower determines in its reasonable judgment that the failure of the Borrower to remove such property manager would have a material adverse effect on the Mortgaged Property or the Borrower, in which case the Borrower shall replace the property manager promptly following such termination. The Management Agreements shall be collaterally assigned to the Administrative Agent pursuant to collateral assignments in form and substance reasonably acceptable to the Administrative Agent. Each Substitute Management Agreement and the manager thereunder shall be subject to the approval of the Required Lenders, which approval shall not be unreasonably withheld, and each Substitute Management Agreement shall be (A) terminable by the Borrower (1) upon not less than sixty (60) days' prior notice without cause and (2) at will upon 30 days' prior notice and without cause upon a transfer of the Mortgaged Property to the Administrative Agent or its designee as a result of a foreclosure, deed-in-lieu of foreclosure or otherwise, in each case, without payment of any premium or penalty and (B) assignable to the Administrative Agent or its designee in the event the Administrative Agent or its designee shall succeed to the interest of the Borrower in the Mortgaged Property as a consequence of the events described in clause (2) above. The amount of the fees payable by the Borrower under such Substitute Management Agreements may vary from those payable under the Existing Management Agreement being substituted so long as such fees are not higher than current market rates for managers of properties of similar character and nature as the Mortgaged Property.

          (e) Notwithstanding any provision of this Agreement or the Transaction Documents to the contrary, at any time an Event of Default exists, the Required Lenders shall have the option to direct the Borrower to terminate any or all of the then existing Management Agreements and to replace the property management (and upon such direction, the Borrower shall terminate and replace such Management Agreements and property managers, as the case may be);

provided, that in such event, the replacement of the property managers and
--------
Management Agreements directed by the Required Lenders shall be consistent with the requirements of this Section 5.09.

          SECTION 5.10.  Net Cash Flow Shortfall.  The Borrower shall provide
                         -----------------------
all necessary funds to the operating account of the Mortgaged Property at the end of each calendar month, equal to the Net Cash Flow Shortfall (as such term is defined in the Joint and Several Guaranty and Agreement (Net Cash Flow Shortfall), of even date herewith, made by the Borrower and the Guarantor), for such month, and shall use such funds and other funds available to it to pay all expenses of the Mortgaged Property as and when due. The Borrower shall provide the Administrative Agent with such evidence thereof as the Administrative Agent may from time to time reasonably request.

          SECTION 5.11.  Condemnation.  (a)  Notwithstanding any taking by any
                         ------------
public or quasi-public authority through eminent domain or otherwise, the Borrower shall continue to pay the Term Loan at the time and in the manner provided for its payment in this Agreement and the Transaction Documents, and the Term Loan shall not be reduced until any award or payment therefor shall have been actually received and applied by the Administrative Agent to the discharge of the Term Loan. Except as otherwise hereinafter specifically provided to the contrary, the Administrative Agent may apply the entire amount of any such award or payment to the discharge of the Term Loan whether or not then due and payable in such order, priority and proportions as the Administrative Agent in its discretion shall deem proper. The Administrative Agent shall not be obligated to see to the proper application of any award or payment paid over to the Borrower, and if the Administrative Agent receives and retains such award or payment, the Lien of the Mortgage shall be affected only by a reduction of the amount of said Lien by the amount of such award or payment so received and retained by the Administrative Agent. Nevertheless, if the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by the Administrative Agent of such award or payment, as between the Borrower and the Administrative Agent, the Administrative Agent shall have the right, whether or not a deficiency judgment on the Note and the Mortgage shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Term Loan, whichever is less, and the Borrower shall pay over to the Administrative Agent said award or payment as, if and when the Borrower receives same, to the extent of (i) any deficiency found to be due upon such sale, with interest thereon, whether or not a deficiency judgement on the Note and the Mortgage shall have been sought or recovered or denied, and (ii) the attorney's fees, costs and disbursements incurred by the Administrative Agent in connection with the collection of such award or payment. It is the express intent and agreement of the parties that in the event of any such taking, the Administrative Agent shall receive interest at the rate set forth in this Agreement up to and including the date of actual payment in full of the Term Loan, provided that the rate set forth in this Agreement is higher than the statutory rate, and the Borrower (or any assignee or successor in interest thereof) shall therefore be responsible to pay to the Administrative Agent an amount equal to the entire difference between the amount of interest received by the Administrative Agent from the condemning authority (or to which the Administrative Agent is entitled under the condemnation interest statute) and the interest rate it would have been paid hereunder from the date of vesting of title in such condemnation to the date of actual payment, except where the statutory rate on the condemnation award is higher than the rate set forth in this Agreement, in which event, the Administrative Agent shall be entitled to the statutory rate. The Borrower shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to the Administrative Agent. The Borrower hereby irrevocably authorizes and empowers the Administrative Agent, in the name of the Borrower or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, the Borrower shall, upon demand of the Administrative Agent, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Administrative Agent, free and clear of any encumbrances of any kind or nature whatsoever.

          (b) If less than all the Mortgaged Property is taken by any public or quasi-public authority through eminent domain or otherwise, the Administrative Agent shall, in accordance with the provisions of this clause (b), make the portion of the aggregate award or payment received by the Administrative Agent pursuant to the provisions of this Agreement as a result of such taking, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same (the "Net Restoration
                                                               ---------------
Award") available for the repair and restoration of the Mortgaged Property,
-----
provided that:

          (i)  no Default shall have occurred and shall be continuing;

          (ii) the Borrower shall commence the repair and restoration of the Mortgaged Property, as nearly as possible to the condition the Mortgaged Property was in immediately prior to such taking, with such alterations as may be reasonably approved by the Administrative Agent, as soon as reasonably practicable (but in no event later than ninety (90) days after the earlier to occur of the date of such taking or the date the condemnation award or payment is settled) and shall diligently and continuously pursue the same to satisfactory completion;

          (ii) the Administrative Agent shall be satisfied that any operating deficits which will be incurred with respect to the Mortgaged Property as a result of the occurrence of any such taking will be covered out of the Net Restoration Award, business interruption and rental loss insurance or by other funds of the Borrower;

          (iv) the Administrative Agent shall be satisfied that the repair and restoration of the Mortgaged Property (a) will be completed on or before the earlier to occur of (x) six (6) months prior to the maturity date of the Term Loan, and (y) the earliest date required for such completion under the terms of any of the Leases which will or are required to remain in effect subsequent to such taking, and (b) is capable of being completed within a period of twelve (12) months or less;

          (v) the Borrower and the Guarantor shall execute and deliver to the Administrative Agent a personal recourse completion guaranty in form and substance satisfactory to the Administrative Agent and its counsel pursuant to the provisions of which they shall jointly and severally guaranty to the Administrative Agent the lien-free completion by the Borrower of the repair and restoration of the Mortgaged Property in accordance with the provisions of this Section 5.11 and prior to such time as shall be required pursuant to any Lease which is not terminated as a consequence of such condemnation.

          (c) The Net Restoration Award shall be held by the Administrative Agent in an interest bearing special account, and until disbursed in accordance with the provisions of this Section 5.11, shall constitute additional security for the payment of the Term Loan. The Net Restoration Award, shall be disbursed by the Administrative Agent to, or as directed by, the Borrower from time to time during the course of the repair and restoration of the Mortgaged Property, upon receipt of evidence satisfactory to the Administrative Agent that (i) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the repair and restoration of the Mortgaged Property have been paid for in full, and
(ii) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or other liens or encumbrances of any nature whatsoever on the Mortgaged Property arising out of the repair and restoration of the Mortgaged Property which have not either been fully bonded to the satisfaction of the Administrative Agent and discharged of record or in the alternative fully insured over to the satisfaction of the Administrative Agent by the title company insuring the Lien of the Mortgage.

          (d) The repair and restoration of the Mortgaged Property shall be done and completed by the Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws), and all plans and specifications required in connection with the repair and restoration of the

Mortgaged Property shall be subject to the reasonable prior review and acceptance in all respects by the Administrative Agent and by an independent consulting engineer selected by the Administrative Agent (hereinafter referred to in this paragraph as the "Restoration Consultant"), which Restoration
                             ----------------------
Consultant shall be subject to the reasonable prior approval of the Borrower. Upon the occurrence and during the continuance of a Default or an Event of Default, the Administrative Agent shall have the use of such plans and specifications and all permits, licenses and approvals required or obtained in connection with the repair and restoration of the Mortgaged Property. The identity of the contractors, subcontractors and materialmen engaged in the repair and restoration of the Mortgaged Property, as well as the contracts under which they have been engaged, shall be subject to the reasonable approval, review and acceptance by the Administrative Agent and the Restoration Consultant. Failure of the Administrative Agent or the Restoration Consultant to approve or disapprove (with specific reasons for any such disapprovals) the plans and specifications, or the contractors, subcontractors and materialmen engaged in the repair and restoration of the Mortgaged Property, as well as the contracts under the which they have been engaged, within seven (7) Business Days of receiving a written request from the Borrower for such approval, shall be deemed the approval by the Administrative Agent or the Restoration Consultant, or both, as the case may be. All costs and expenses incurred by the Administrative Agent in connection with making the Net Restoration Award available for the repair and restoration of the Mortgaged Property including, without limitation, appraisal fees, reasonable counsel fees and the Restoration Consultant's reasonable fees, shall be paid by the Borrower.

          (e) In no event shall the Administrative Agent be obligated to make disbursements of the Net Restoration Award in excess of an amount equal to the costs actually incurred for work in place as part of the repair and restoration of the Mortgaged Property, as certified by the Restoration Consultant, minus the
                                                                       -----
Condemnation Retainage.  The term "Condemnation Retainage" as used in this
                                   ----------------------
paragraph shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the repair and restoration of the Mortgaged Property, as certified by the Restoration Consultant. The Condemnation Retainage shall in no event, and notwithstanding anything to the contrary hereinabove set forth in this paragraph, be less than the amount actually held back by the Borrower from contractors, subcontractors and materialmen engaged in the making of the repair and restoration of the Mortgaged Property. The Administrative Agent shall not be obligated to make disbursements of the Net Restoration Award more frequently than once every thirty (30) days. The Condemnation Retainage shall not be released until the Restoration Consultant certifies that the repair and restoration of the Mortgaged Property has been completed in accordance with this paragraph and that all approvals necessary for the re-occupancy and use of the Mortgaged Property has been obtained from all appropriate Governmental Authorities, and the Administrative Agent receives evidence satisfactory to the Administrative Agent that the costs of the repair and restoration of the Mortgaged Property have been paid in full or will be paid in full out of the Condemnation Retainage, provided, however, that the Administrative Agent will release the portion of the Condemnation Retainage being held with respect to any contractor, subcontractor or materialman engaged in the repair and restoration of the Mortgaged Property as of the date upon which the Restoration Consultant certifies to the Administrative Agent that such contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of such contractor's, subcontractor's or materialman's contract, and such contractor, subcontractor or materialman delivers such lien waivers and evidence of payment in full of all sums due to such contractor, subcontractor or materialman as may be reasonably requested by the Administrative Agent or by the title company insuring the Liens of the Transaction Documents. If required by the Administrative Agent, the release of any such portion of the Condemnation Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to such contractor, subcontractor or materialman.

          (f) If at any time the Net Restoration Award, or the undisbursed balance thereof, shall not, in the opinion of the Administrative Agent and the Restoration Consultant, be sufficient to pay in full the balance of the costs which will be incurred in connection with the completion of the repair and restoration of the Mortgaged Property, the Borrower shall deposit the deficiency (the "Net Award Deficiency") with the Administrative Agent before any further
      --------------------
disbursement of the Net Restoration Award shall be made, which Net Award Deficiency deposit shall be held by the Administrative Agent in an interest bearing special account, and shall be disbursed, together with interest earned thereon, for costs actually incurred in connection with the repair and restoration of the Mortgaged Property on the same conditions applicable to the disbursement of the Net Restoration Award, and, until so disbursed pursuant to this paragraph (f), shall constitute additional security for the payment of the Term Loan. Upon the occurrence of an Event of Default, the Administrative Agent shall have the right to apply the undisbursed balance of any Net Restoration Award and Net Award Deficiency deposit, together with interest thereon, to the payment of the Term Loan in such order, priority and proportions as the Administrative Agent shall deem to be appropriate in its discretion. The Excess, if any, of the Net Restoration Award and the remaining balance, if any, of the Net Award Deficiency deposit, together with interest thereon, after the Restoration Consultant certifies to the Administrative Agent that the repair and restoration of the Mortgaged Property has been completed in accordance with the provisions of this paragraph, and the receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent that all costs incurred in connection with the repair and restoration have been paid in full, shall be remitted to the Lender, unless the Borrower shall request Lender to obtain, at Borrower's expense, an appraisal of the Mortgaged Property which indicates that the value of the Mortgaged Property before such taking is equal to or greater than the value of the Mortgaged Property after such taking and restoration.

          (g)  Notwithstanding anything to the contrary contained in this
Section 5.11, (i) the Administrative Agent shall not be obligated to, and shall not without the consent of the Required Lenders, make the Net Restoration Award available for the repair and restoration of the Mortgaged Property in accordance with the provisions of this Section 5.11, if more than 50% of the Mortgaged Property have been damaged or destroyed by such fire or other casualty, unless, in addition to all of the other terms and conditions set forth in this section 5.11, including, without limitation, subparagraph (b) above, Leases covering 75% of the rentable area of the Improvements shall remain in full force and effect notwithstanding the occurrence of such damage and destruction.

          (h)  Notwithstanding anything to the contrary contained in this
Section 5.11, if the Net Restoration Award and the costs of completing the repair and restoration of the Mortgaged Property shall be equal to or less than $7,500,000, the Net Restoration Award will be disbursed by the Administrative Agent to the Borrower upon receipt, provided that no Default shall have occurred and shall be continuing, and the Borrower delivers to the Administrative Agent a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the repair and restoration of the Mortgaged Property.

          (i) All costs of the repair and restoration of the Mortgaged Property in excess of the Net Restoration Award shall be paid for by the Borrower.

     SECTION 5.12.  Leases and Rents.  (a)  Subject to the terms of this
                    ----------------
Section 5.12, the Administrative Agent waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants the Borrower the right to collect the Rents and to let the Mortgaged Property or any part thereof. The Borrower shall hold the Rents, or an amount sufficient to discharge all current sums due on the Term Loan, in trust for use in payment of the Term Loan. The right of the Borrower to collect the Rents and to let the Mortgaged Property or any part thereof may be revoked by the Administrative Agent with the approval of the Required Lenders upon the occurrence and during the continuance of any Event of Default and thereafter the Administrative Agent with the approval of the Required Lenders may let the Mortgaged Property or any part thereof and may retain and apply the Rents toward payment of the Term Loan in such order, priority and proportions as the Administrative Agent with the approval of the Required Lenders, in their sole discretion, shall deem proper, or toward the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether the Administrative Agent shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. The Administrative Agent, on behalf of the Required Lenders, shall give to the Borrower notice of such revocation of the right to let and collect the Rents within a reasonable time thereafter. Except as expressly permitted by this Section 5.12, the Borrower shall not, (i) make, or suffer to be made, any Lease, (ii) modify any Lease, (iii) cancel any Lease,
(iv) accept prepayments of installments of the Rents for a period of more than one (1) month in advance, or (v) assign the whole or any part of the Rents other than to the Lenders pursuant to the Transaction Documents. The Borrower shall
(i) fulfill or perform each and every provision of the Leases on the part of the Borrower to be fulfilled or performed, (ii) promptly send copies of all notices of default which the Borrower shall send or receive under the Leases to the Administrative Agent and (iii) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder.

          (b) In addition to the rights which the Administrative Agent may have herein, after and during the continuance of any Event of Default, the Administrative Agent, at its option, may require the Borrower to pay monthly in advance to the Administrative Agent, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of the Borrower. Upon default in any such payment, the Borrower will vacate and surrender possession of the Mortgaged Property to the Administrative Agent, or to such receiver, and, in default thereof, the Borrower may be evicted by summary proceedings or otherwise. Nothing contained in this Section 5.12 or any other provision of this Agreement or any other Transaction Document shall be construed as imposing on the Administrative Agent or any Lender any of the obligations of the lessor under the Leases.

          (c) The Borrower shall, within thirty (30) days after the date of this Agreement, submit to Administrative Agent for its review and approval and the review and approval of its counsel, a standard form of office lease, which approval shall be given or denied within ten (10)

Business Days after receipt of such form and if the Administrative Agent shall fail to respond within such ten (10) Business Day period, then the Administrative Agent shall be deemed to have not approved such proposed form; provided that if thereafter the Borrower shall make the same request, and such second request shall state, in bold type that "the request is a second request and must be responded to by the Administrative Agent within five (5) Business Days or shall be deemed approved," and if the Administrative Agent shall thereafter fail to respond within five (5) Business Days of its receipt of such second request, then such request shall be deemed approved. Without limiting any other provisions of this Section 5.12, all Leases executed after the date hereof, whether or not requiring any consent pursuant to paragraphs (d) and (e) below, shall be on the form of Lease so approved by the Administrative Agent and its counsel without substantive modification except for commercially reasonable modifications typically made in the usual and ordinary course of arm's length negotiations of leases of office space in improvements comparable to the Improvements and, unless otherwise elected by the Administrative Agent, be subject and subordinate to this Agreement and the Transaction Documents and to the Liens thereof, provided that, upon Borrower's request, the Administrative
                   --------
Agent, acting for itself and on behalf of all Lenders shall not unreasonably withhold its agreement to execute and deliver a subordination, non-disturbance and attornment agreement (a "SNDA"), substantially in the Administrative Agent's customary form, a copy of which is attached hereto as Exhibit C, for each Lease entered into subsequent to the date hereof covering the lesser of (i) 10,000 rentable square feet or more or (ii) one full floor or more, of the Improvements. The Borrower shall pay, within thirty (30) days following presentation of invoices therefor, the Administrative Agent's reasonable actual out-of-pocket costs (including, without limitation, reasonable attorneys' fees) incurred in connection with any SNDA. Notwithstanding the previous sentence, the Borrower shall not be liable for such out-of-pocket costs if any such SNDA is presented to the Administrative Agent and is executed in the form of Exhibit C hereto, and when presented to the Administrative Agent, is accompanied by a letter from the Borrower's counsel certifying that such SNDA is in the form of Exhibit C.

          (d) Provided no Event of Default or material Default has occurred and is continuing, the Borrower shall have the right without the Administrative Agent's or the Required Lenders' prior consent: (A) in the case of any Lease that covers less than 10,000 rentable square feet, to terminate or accept a surrender of any such Lease (1) in accordance with its terms upon a default by the tenant thereunder or (2) in the absence of a default by the tenant thereunder, provided that, if in consideration for such surrender, the tenant
            --------
makes a commercially reasonable payment to the Borrower, and the Borrower causes such sum to be deposited in an interest bearing escrow account under the control of the Administrative Agent within three (3) Business Days following receipt thereof by the Borrower for subsequent application by the Borrower (upon its written request to the Administrative Agent) to costs or expenses in connection with the reletting of such space, and until so applied shall constitute additional security for the repayment of the Term Loan, or if a new Lease for the same space on surrender or more favorable terms shall be executed on or prior to the date of such termination, (B) to enter into new Leases with tenants which are not Major Leases, provided that each such Lease (1) is substantially in accordance with the form of Lease previously approved by the Administrative Agent and its counsel, except for commercially reasonable modifications typically made in the usual and ordinary course of arm's length negotiations of leases of office space in improvements comparable to the Improvements, and (2) contains commercially reasonable market rate terms; and (C) to modify any such Lease which is not a Major Lease, but only on commercially reasonable market rate terms and provided that after giving effect to such modification, such Lease continues to be substantially (x) in accordance with the standard form of Lease previously approved by the Administrative Agent and its counsel, except for commercially reasonable modifications typically made in the usual and ordinary course of arm's length negotiations of leases of office space in improvements comparable to the Improvements, if such Lease was entered in to after the date of this Agreement or (y) the same as the form of such Lease prior to such amendment, if such Lease exists on the date of this Agreement. For purposes hereof, any consent to a subletting of all or any portion of the premises demised under a Lease, or to an assignment of a Lease, or any recapture, leaseback or similar arrangement of all or any part of the premises demised under a Lease, by Borrower which results directly or indirectly in the release of any tenant from any liability under its Lease shall be deemed a "termination" of a Lease under this Agreement.

          (e) In each case in this Agreement where a reference to a square footage of a Lease is made, such reference shall be deemed to include the aggregate space of a tenant in the Improvements, whether under one or more Leases, and irrespective of whether the space demised to any such tenant is physically contiguous. Prior to entering into any Lease, or a renewal or amendment or termination of any Lease, in each case respecting a Lease covering 10,000 rentable square feet or more of the Improvements, the Borrower shall deliver to the Administrative Agent the following documents (the "Lease
                                                                  -----
Package"): (A) a final term sheet, in form reasonably satisfactory to the
-------
Administrative Agent, containing all the material terms of the proposed Lease, or such renewal or amendment or termination thereof, as the case may be, including, without limitation, in the case of a new Lease, the identity of the proposed tenant and (B) with respect to a new Lease, such information with respect to the prospective tenant as shall permit the Administrative Agent to assess such proposed tenant's business, character and creditworthiness. The Borrower shall not enter into any Major Lease, or renew, modify, amend or terminate or accept the surrender of any such Major Lease, without first obtaining the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld. With respect to each proposal for a new Major Lease, or for any renewal, amendment or termination of any existing Major Lease, the Administrative Agent shall promptly upon receipt deliver a copy of the Lease Package with respect to such Major Lease or such renewal, amendment or termination, as the case may be, to each Lender. Within ten (10) Business Days after the Lenders shall have received the Lease Package with respect to such Major Lease, the Required Lenders shall either consent or refuse to consent to the Lease Package relating to such Major Lease. If consent to the Lease Package relating to such Major Lease is refused, then the Administrative Agent shall provide to the Borrower the reasons for such refusal. If the Administrative Agent shall fail to respond on behalf of the Required Lenders within such ten
(10) Business Day period, then the Required Lenders shall be deemed to have not consented to the proposed Major Lease; provided that if thereafter the Borrower shall make the same request, and such second request shall state, in bold type, that "the request is a second request and must be responded to by the Administrative Agent within five (5) Business Days or shall be deemed approved," then the Administrative Agent shall promptly send such second request to the other Lenders, and if the Administrative Agent shall thereafter fail to respond within five (5) Business Days of its receipt of such second request, then such request shall be deemed approved. If a Lender has not responded to the Administrative Agent with respect to its decision as to a transaction involving a Major Lease prior to the expiration of the such ten (10) Business Day period, then the Administrative Agent shall have the right to respond to such Major Lease transaction on behalf of such Lender.

          (f) True and complete copies of all Leases in existence on the date hereof (including all modifications, guarantees and other documents related thereto) were delivered to the Administrative Agent prior to the date hereof, and all new Leases and of all modifications, renewal, termination and surrender agreements relating to Leases, together with all guarantees, certificates and other documents delivered in connection therewith, shall be delivered to the Administrative Agent within fifteen (15) Business Days after being fully executed and delivered.

          (g) Until the Term Loan is fully repaid, operating, reserve, savings, checking, banking and other accounts of the Borrower relating to the Mortgaged Property shall be kept and maintained at, and the Borrower shall cause each property manager to keep and maintain all such accounts relating to the Mortgaged Property in the name of the Borrower at, a branch of the Administrative Agent located in New York, New York. The Borrower shall, or shall cause any Person receiving any Rents, to deposit all Rents received into the operating account for the Mortgaged Property at such branch promptly after receipt. The Borrower shall cause funds to be available in a designated operating account maintained at a branch of the Administrative Agent located in New York sufficient to pay, when due, all interest and amortization payments on the Term Loan; provided that, with respect to interest payments, the
               --------
Administrative Agent has advised the Borrower of the amount of the interest payment in writing not less than three (3) Business Days prior to its due date, which advice may be made by telecopier.

          (h) Calculations hereunder of "rentable square footage" of the Improvements shall be calculated on the basis of the entire Improvements containing 1,200,000 rentable square feet of space on the date hereof.


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

          Until the principal of and interest on the Term Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

          SECTION 6.01.  Indebtedness.  The Borrower will not create, incur,
                         ------------
assume or permit to exist any indebtedness with respect to the Mortgaged Property, or secured by any interest therein, except for indebtedness created hereunder or commercially reasonable unsecured indebtedness incurred in the ordinary course of business in connection with the operation of the Mortgaged Property and consistent with the applicable Operating Budget.

          SECTION 6.02.  Liens.  The Borrower will not create, incur, assume or
                         -----
permit to exist any Lien on the Mortgaged Property, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a)  the Permitted Encumbrances;

          (b)  the existing Leases and new Leases permitted hereunder; and

          (c)  Liens created by the Transaction Documents; or

          (d) Liens or attachments which are not affirmatively created or incurred, provided such Liens or attachments are removed of record by bonding or otherwise by the Borrower within thirty (30) days of the Borrower's knowledge thereof and which do not result in a Material Adverse Effect.

          SECTION 6.03.  Fundamental Changes.  The Borrower will not merge into
                         -------------------
or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, without the prior written consent of the Required Lenders. Notwithstanding the provisions of the preceding sentence, so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect to the succeeding provisions of this sentence, the merger or consolidation of one or more Persons with and into the Borrower or the Guarantor shall be permitted in connection with the acquisition of Real Estate Assets if the Borrower or the Guarantor, as the case may be, is the surviving entity; provided that prior to any such merger or consolidation (other than (y) the
--------
merger or consolidation of one or more Affiliates with and into the Borrower or
(z) the merger of consolidation of two or more of the Affiliates of the Borrower), the Borrower shall provide to the Administrative Agent (with copies to the Administrative Agent for each Lender) a certificate signed by a Financial Officer of the Borrower certifying, to the best knowledge of the signatory, that no Default or Event of Default has occurred and is continuing or would occur and be continuing after giving effect to such merger or consolidation and such merger or consolidation does not have a Material Adverse Effect.

          SECTION 6.04.  Hedging Agreements.  The Borrower will offer, or will
                         ------------------
cause its Affiliates to offer, to the Administrative Agent a right of first refusal with respect to any Hedging Agreement the Borrower or any Affiliates of Borrower may enter into in connection with the debt evidenced by the Term Loan Agreement. Such right of first refusal shall operate in the following fashion:
If Borrower intends to enter into any Hedging Agreement, the Borrower shall notify the Administrative Agent of Borrower's intention to do so, and shall advise the Administrative Agent of the business terms upon which the Borrower is prepared to enter into such a Hedging Agreement. If the Administrative Agent wishes to exercise its right of first refusal, it shall do so, if at all, by giving the Borrower notice of its desire to enter into a Hedging Agreement on such terms as has been proposed by the Borrower within seven (7) Business Days after the Borrower's notice to the Administrative Agent of its intention to enter into a Hedging Agreement and of such terms. If the Administrative Agent shall give such notice, the same shall constitute an agreement to enter into a Hedging Agreement within seven (7) Business Days thereafter, the form of such Hedging Agreement to incorporate the business terms agreed upon and such other terms as are customarily contained in such types of agreements. If the Administrative Agent shall not so exercise its right of first refusal aforesaid, the Borrower, at any time thereafter, shall be free to enter into a Hedging Agreement in form acceptable to the Borrower with any other Person on business terms not substantially more favorable to such other Person and those offered to the Administrative Agent. If no such transaction with another Person is concluded within sixty (60) days from the expiration of the seven (7) Business Day period in which the Administrative Agent has the right to notify the Borrower that the Administrative Agent wishes to enter into a Hedging Agreement, as aforesaid, then the Borrower, before proceeding to enter into a Hedging Agreement with some other Person, shall be obligated to follow the same right of first refusal procedure. Once having concluded any such transaction, however, there shall be no further right of first refusal available to the Administrative Agent. Nothing herein shall be construed to require any Lender to become a party to a Hedging Agreement.

          SECTION 6.05.  Change in Control; Conduct of Business.  At no time
                         --------------------------------------
during the term of this Agreement shall the Guarantor cease to be the sole general partner of the Borrower or shall a Change in Control otherwise occur, without the prior written consent of the Required Lenders, which consent may be withheld in the Required Lenders' sole discretion. The Borrower shall not primarily engage in any business other than the business of owning, purchasing, developing, constructing, renovating and operating office and industrial buildings and hotels in the United States of America and other countries throughout the world.

          SECTION 6.06.  Transfer of the Mortgaged Property.  Notwithstanding
                         ----------------------------------
anything to the contrary provided herein, the Borrower shall not sell, assign or otherwise transfer its interest in the Mortgaged Property, in whole or in part, by operation of law or otherwise without the prior written consent of all of the Lenders, which consent may be withheld in their sole discretion.

          SECTION 6.07.  Transactions with Affiliates.  The Borrower shall not
                         ----------------------------
engage in any transactions with any of its Affiliates relating to the Mortgaged Property (including without limitation pursuant to a Management Agreement relating to the Mortgaged Property), except on terms and conditions not less favorable than could be obtained on an arms-length basis with unrelated third parties.

                                  ARTICLE VII

                               Events of Default
                               -----------------

          SECTION 7.01.  Events of Default.  If any of the following events
                         -----------------
("Events of Default") shall occur:
  -----------------

          (a) the Borrower shall fail to pay any principal of the Term Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise and such failure shall continue unremedied for five (5) Business Days (such five Business Day grace period shall not apply to payments due on the Maturity
     Date);

          (b) the Borrower shall fail to pay any interest on the Term Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or under any other Transaction Document, when and as the same shall become due and payable, including without limitation payments due to any Lender as reimbursement for the curing of any Default, and such failure shall continue unremedied for a period of five (5) Business Days (provided that in the case of such
                                             --------
     sums due other than for interest, the Borrower shall have received from the Administrative Agent notice of the nature and amount of such other amounts and that payment therefor is due);

          (c) the Borrower shall fail to perform any other term, covenant or agreement contained herein or in any of the other Transaction Documents (other than those specified elsewhere in this Section 7.01) and if such failure continues for thirty (30) days after written notice of such failure from the Administrative Agent, provided, however, that if the Borrower is
                                    --------  -------
     diligently and in good faith prosecuting any cure of any such failure or breach that is capable of being cured (all as determined by the Administrative Agent in its reasonable and good faith judgment), the Borrower shall be permitted an additional thirty (30) days (but in no event more than an aggregate of sixty (60) days after any such initial written notice from the Administrative Agent) to effect such cure;

          (d) any representation or warranty made or deemed made by or on behalf of the Borrower or the Guarantor in this Agreement or any other Transaction Document, or otherwise in connection with the Transaction, including without limitation in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement, any other Transaction Document or the application process for the Term Loan, shall prove to have been materially incorrect when made or deemed made;

          (e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.03, 5.08, or in Article VI (other than for the covenants in Sections 6.04 and 6.07, a breach of which shall be covered by paragraph (c) above);

          (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or the Guarantor or any of their debts, or of a substantial part of any of their assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or the Guarantor or for a substantial part of any of their assets, and, in any such case, such proceeding or petition shall continue undismissed for ninety (90) days or an order or decree approving or ordering any of the foregoing shall be entered;

          (g) the Borrower or the Guarantor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (f) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Affiliate or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding,

     (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (h) the Borrower or the Guarantor shall become unable, admit in writing or fail generally to pay its debts as they become due;

          (i) one or more uninsured final judgments for the payment of money in an aggregate amount in excess of $10,000,000.00 shall be rendered against the Borrower or the Guarantor and the same shall remain undischarged, unsatisfied and unstayed for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower to enforce any such judgment;

          (j) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

          (k) without the consent of all the Lenders (which consent in any and all circumstances may be withheld in the sole and absolute discretion of any of the Lenders), the Mortgaged Property is encumbered (other than by the Liens of the Transaction Documents), sold, transferred, assigned or conveyed, whether voluntarily or involuntarily, is by reason or operation of law or otherwise, or if the Rents or Leases are further assigned;

          (l)  if a Default shall occur under Sections 6.05 or 6.06.

          (m) any of the Transaction Documents or any material provision of any Transaction Document shall be cancelled, terminated, revoked or rescinded, or any Lien thereof shall cease or lose its priority, otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Required Lenders; or any of the Current Guarantees shall be cancelled, terminated, revoked or rescinded at any time or for any reason whatsoever; or any assertion is made by or on behalf of the Borrower or any Affiliate of the Borrower that this Agreement or any other Transaction Document is not legal, valid and binding; or any action at law, suit in equity or other legal proceeding to make unenforceable, or to cancel, revoke or rescind any of the Transaction Documents shall be commenced by or on behalf of the Borrower, the Guarantor or any of its Affiliates, or any court or any Governmental Authority of competent jurisdiction shall make a determination that, or ensure a judgment, order, decree or ruling to the effect that, any one or more the Transaction Documents is illegal, invalid or unenforceable as to any material terms thereof;

          (n) the Policies are not in full force and effect, or if the Policies are not delivered to the Administrative Agent within five (5) Business Days of request; and

          (o) an "Event of Default" (as defined in any other Transaction Document) shall occur and be continuing;

          (p) if a default after any applicable notice and grace shall occur under any mortgage covering all or any part of the Mortgaged Property which is superior or subordinate to the Mortgage (provided, that, nothing in this clause (p) shall be construed to modify the provisions of Section 6.02);

then, and in every such event (other than an event described in clause (f) or (g) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent, may and at the request of the Required Lenders, shall, by notice to the Borrower declare the Term Loan then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Term Loan so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and the Administrative Agent may, and at the request of the Required Lenders shall, exercise any or all the rights and remedies available under the Transaction Documents at law and in equity, including without limitation, foreclosure of the Mortgaged property; provided, however that the Administrative Agent shall not commence a foreclosure proceeding without the consent of the Required Lenders. In case of any event described in clause (f) or (g) of this Article, however, the principal of the Term Loan then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder and under the other Transaction Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VII

                           The Administrative Agent
                           ------------------------

          SECTION 8.01.  The Administrative Agent.  (a)  Each of the Lenders
                         ------------------------
hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

          (b) The Administrative Agent shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Affiliate thereof as if it were not the Administrative Agent hereunder.

          (c) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) except for acts of gross negligence or willful misconduct, the Administrative Agent shall not be subject to any fiduciary or other implied duties or liabilities, regardless of whether a Default has occurred and is continuing, however the Administrative Agent shall carry out its obligations hereunder as if it were administering the Term Loan solely for its own account; (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 9.02), and (c) except as may be expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Transaction Document, (iv) the validity, enforceability, effectiveness or genuineness of any Transaction Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere, other than to confirm receipt of items expressly required hereunder to be delivered to the Administrative Agent.

          (d) The Administrative Agent shall be entitled to rely upon and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          (e) The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent and approved by the Borrower and the Required Lenders, which approval shall not be unreasonably withheld or delayed. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          (f) Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with and approval by the Borrower, which approval shall not be unreasonably withheld or delayed with respect to the appointment of a Lender as Administrative Agent if such Lender has a Commitment at such time which is either (i) equal to or greater than $20,000,000 or (ii) equal to or greater than the amount of the Commitment held at such time by each other Lender, to appoint a successor Administrative Agent; provided that no approval
                                                     --------
of the Borrower shall be required if an Event of Default has occurred and is continuing. If, in the case of a resignation by the Administrative Agent, no successor shall have been so appointed by the Required Lenders and, if required, so approved by the Borrower, and no successor Administrative Agent shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York and which would qualify as an Eligible Assignee, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent. Except as set forth in subparagraph (e) of this
Section 8.01, the Administrative Agent agrees that it shall not assign any of its rights or duties as Administrative Agent to any other Person, prior to an Event of Default.

          (g) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01.  Notices.  Except in the case of notices and other
                         -------
communications expressly permitted to be given by telephone hereunder or under any other Transaction Document, all notices and other communications hereunder or under any other Transaction Document shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower or the Guarantor, at Boston Properties, Inc., 8 Arlington Street, Boston, Massachusetts, 02116, Attention: Mr. Edward H. Linde, President and Chief Executive Officer (Telecopy No. (617) 536-4233), with a copy to the General Counsel of the

     Borrower at the address for the Borrower set forth above, and to Peter Van, Esq., Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts, 02110 (Telecopy No. (617) 951-8736);

          (b) if to the Administrative Agent, to The Chase Manhattan Bank, 380 Madison Avenue, New York, 10017, Attention of Ms. Cynthia Lash, Vice President (Telecopy No. (212) 622-3395), with a copy to The Chase Manhattan Bank, Legal Department, 270 Park Avenue - 40th Floor, New York, New York, 10017, Attention of William C. Viets, Esq. (Telecopy No. (212) 622-4532) and with a copy to Andrew J. Green, Esq., Rosenman & Colin LLP, 575 Madison Avenue, New York, New York, 10022 (Telecopy No. (212) 940-8776); and

          (c) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

It being understood and agreed that each party will use reasonable efforts to send copies of any notices to the addresses marked "With a copy to" hereinabove set forth; provided, however, that failure to deliver such copy or copies shall have no consequence whatsoever to the effectiveness of any notice made to the Borrower or any Lender. Notice shall be deemed given by telecopy to the numbers hereinabove set forth when confirmation of receipt is received by the sender, provided the original of such telecopy is delivered by the close of business of
--------
the next Business Day to the party to whom such telecopy was sent. Each party may designate a change of address by notice given, as herein provided, to the other party, at least fifteen (15) days prior to the date such change of address is to become effective. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. The Administrative Agent shall deliver to the other Lenders copies of any notices of default it may deliver to the Borrower and, upon request, shall deliver to the other Lenders copies of any financial information it receives from the Borrower pursuant to Section 5.01.

          SECTION 9.02.  Waivers; Amendments; Estoppel Certificates.  (a)  No
                         ------------------------------------------
failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under the other Transaction Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder or under the other Transaction Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or under the other Transaction Documents or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent or approval by the Administrative Agent or any Lender shall be deemed given, unless in writing.

          (b) Neither this Agreement nor any other Transaction Document, nor any provision hereof or thereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i)
                                     --------
increase the Commitment of any Lender without the written consent of such

Lender, (ii) reduce the rate of interest of the Term Loan, without the written consent of each Lender, (iii) increase the principal amount of the Term Loan,
(iv) reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (v) postpone the scheduled date of payment of the principal amount of the Term Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (vi) change Section 2.10 (b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (vii) change any of the provisions of this Article 9 (other than Sections 9.01 and 9.14) or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (viii) release any collateral or any guaranty obligations or modify or amend any security document or guaranty, without the written consent of each Lender or (ix) waive any Event of Default under Sections 7.01(a), 7.01(b) and 7.01(f) - (h) of this Agreement; provided further that no
                                                      -------- -------
such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

          (c) The Borrower, within ten (10) days after request by a Lender or the Administrative Agent and at the Borrower's expense, will furnish the Lender or the Administrative Agent, as the case may be, with a statement, duly acknowledged and certified, setting forth the amount of the Term Loan and the offsets or defenses thereto, if any.

          SECTION 9.03.  Expenses; Syndication; Indemnity; Brokerage. (a)  The
                         -------------------------------------------
Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein during the Initial Syndication Period, or a period of 180 days from the Effective Date, whichever shall be less, the preparation and administration of this Agreement or any other Transaction Document or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated and whether such syndication shall occur prior to or after the Effective Date), provided that the Borrower shall not
                                       --------
incur any costs or fees of any kind in connection with any participation, sale or other syndication of any portion of the Term Loan which occurs after the first to occur of the end of the Initial Syndication Period or 180 days from the Effective Date, other than reasonable legal fees and expenses incurred in connection with any participation, sale or syndication undertaken at the request of the Borrower or (in addition to any other fees or expenses relating thereto) in connection with any amendment or increase to the amount of the Term Loan,
(ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent or any Lender) in connection with the enforcement or protection of its rights under any of the Transaction Documents in connection with the Term Loan made hereunder after the occurrence and during the continuance of a Default or Event of Default including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Term Loan and (iii) the cost to the Administrative Agent of any reappraisals of the Mortgaged Property; however, the Administrative Agent may not so charge Borrower for such reappraisals more than twice. The Borrower shall promptly assist the Administrative Agent, and shall otherwise cooperate with all reasonable requests of the Administrative Agent in connection with any present or future syndication of the Term Loan, but the Borrower shall have no responsibility to reimburse the Administrative Agent or any Lender for the expenses of any syndication of the Term Loan other than as hereinabove set forth in respect of the Initial Syndication Period or a period of 180 days from the Effective Date, whichever shall be less.

          (b) The Borrower shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from,
                 ----------
any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, whether in-house staff, retained firms or otherwise, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any of the other Transaction Documents, including the performance by the Borrower of its obligations hereunder or thereunder or the consummation of the Transaction, (ii) the use by the Borrower of the proceeds of the Term Loan, (iii) any actual or alleged presence or release of Hazardous Materials on or from the Mortgaged Property, or any Environmental Liability related in any way to the Borrower or any of its Affiliates in respect of the Mortgaged Property, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, (v) any ongoing matters arising out of the Transaction contemplated hereby, the Term Loan, this Agreement, or any other Transaction Document including, but not limited to, all costs of reappraisal of the Mortgaged Property or any part thereof, whether required by law, regulation, the Administrative Agent or any Governmental Authority, or any claim relating to any loss or damage to person or property at or in the Mortgaged Property, (vi) any amendment to, or restructuring of, the Term Loan and this Agreement, or any of the other Transaction Documents, (vii) any and all lawful action that may be taken by the Administrative Agent in connection with the enforcement of the provisions of this Agreement or any other Transaction Document, whether or not suit is filed in connection with the same, or in connection with the Borrower or Guarantor becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding, or (viii) the past, current and/or future sale or offering for sale of limited partnership interests in the Borrower, including, without limitation, liabilities under any applicable securities or blue sky laws; provided that such indemnity shall not, as to any
                             --------
Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee. All sums expended by any Lender or the Administrative Agent shall be payable within ten (10) Business Days after demand and, until reimbursed by the Borrower pursuant hereto, shall bear interest at the Default Rate, and such sums with such interest shall be secured by the Transaction Documents. In litigation, or the preparation therefor, the Borrower shall be entitled to select counsel reasonably acceptable to the Required Lenders, and the Administrative Agent (as approved by the Required Lenders) shall be entitled to select their own supervisory counsel. Prior to any settlement of any such litigation by the Lenders, the Lenders shall provide the Borrower and the Guarantor with notice and an opportunity to address any of their concerns with the Lenders, and the Lenders shall not settle any litigation without first obtaining Borrower's consent thereto, which consent shall not be unreasonably withheld or delayed, except that any such settlement relating to clause (iii) of this subparagraph (b) shall be subject to the Borrower's consent which may be withheld by the Borrower in its sole discretion. The obligations of the Borrower under clauses

(iii) and (viii) of this paragraph shall, notwithstanding any exculpatory or other provisions of any nature whatsoever set forth in the Transaction Documents, constitute the personal recourse undertakings, obligations and liabilities of the Borrower.

           (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that such indemnity shall not be available to the extent
               --------
that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of the Administrative Agent; provided
                                                                        --------
further that the unreimbursed expense or indemnified loss, claim, damage,
-------
liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such and Borrower hereby indemnifies such Lenders for any such payments made by a Lender to the Administrative Agent.

           (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transaction, the Term Loan or the use of the proceeds thereof.

           (e)  All amounts due under this Section shall be payable within ten
(10) Business Days after written demand therefor.

           (f) The Borrower covenants and agrees that no brokerage commission or other fee, commission or compensation is to be paid by the Lenders or the Administrative Agent and the Borrower agrees to indemnify the Lenders or the Administrative Agent against any claims for any of the same.

           SECTION 9.04.  Successors and Assigns.  (a) The provisions of this
                          ----------------------
Agreement and the other Transaction Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby or thereby, as the case may be, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

           (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement and the other Transaction Documents (including all or a portion of its Commitment and the Term Loan at the time owing to it); provided that (i) the Administrative Agent and
                               --------
the Borrower must each give its prior written consent to such assignment (which consent shall not be unreasonably withheld, delayed or conditioned), irrespective of whether

Event of Default has occurred and is continuing, any Lender may assign all or a portion of its rights and obligations under this Agreement and the other Transaction Documents to any Person without the consent of the Borrower and (ii) no such consent shall be required to be obtained from the Administrative Agent or the Borrower in the case of an assignment to a Lender or an Affiliate of a Lender, provided the assigning Lender is not then in default under the terms of this Agreement. Each such assignment shall be subject to the following terms and conditions: (A) Except in the case of an assignment to a Lender or an Affiliate of a Lender, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 unless the Administrative Agent otherwise consents, in its sole discretion; (B) except in the case of an assignment by a Lender at such time as an Event of Default is continuing, the amount of the remaining Commitment retained by such assigning Lender shall not be less than $10,000,000 unless the Administrative Agent otherwise consents, in its sole discretion; (C) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement; (D) the parties to each assignment shall execute and deliver to the Administrative Agent, for recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (E) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance and upon payment to the Administrative Agent of the processing and recordation fee of $3,500, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.07, 2.08, 2.09 and 9.03) as well as any fees accrued for its own account not yet paid. Any such Assignment and Acceptance shall run to the benefit of the Borrower, and a copy of such Assignment and Acceptance shall be delivered by the Administrative Agent to the Borrower. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section. Each Lender may make available to each prospective assignee, on a confidential basis, such financial and other information concerning the Borrower and the Transaction as such Lender shall deem necessary. The Administrative Agent agrees to promptly notify all Lenders of any assignment of its rights and obligations as a Lender under this Agreement and further agrees that in the event of an assignment of all such rights and obligations, it shall promptly resign as Administrative Agent.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be
                               --------
conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. IRS Tax Form 4224, or such substitute documentation, required in connection with the Administrative Questionnaire shall be delivered to the Administrative Agent. To the extent required by a Lender, Borrower shall execute and deliver such replacement notes reflecting such assignment. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Each Lender may sell participations to one or more Eligible Assignees and all or a portion of such Lender's rights and obligations under this Agreement and the other Transaction Documents; provided that (a) each such
                                                    --------
participation shall be in an amount of not less than $10,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder with respect to the Borrower, and the Administrative Agent and the selling Lender shall continue to exercise all approvals, disapprovals and other functions of a Lender, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of, or approvals under, the Transaction Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on the Term Loan, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, and (d) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participations to other Persons without the prior written consent of the Administrative Agent.

          SECTION 9.05.  Survival.  All covenants, agreements, representations
                         --------
and warranties made by the Borrower herein and the other Transaction Documents, including without limitation, in certificates and other instruments delivered in connection with or pursuant to this Agreement or any other Transaction Document, shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of the Term Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on the Term Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.07, 2.08, 2.09 and 9.03 and Article VIII shall survive (for a period of one (1) year thereafter) the full repayment of payments due on account of the Term Loan and the termination of the obligations of the Lenders under this Agreement and any of the other Transaction Document.

          SECTION 9.06.  Counterparts; Integration; Effectiveness.  This
                         ----------------------------------------
Agreement and the other Transaction Documents may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Transaction Documents, including without limitation, any separate agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement and the other Transaction Documents shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and the Term Loan shall have been funded, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement or any other Transaction Document by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or any other Transaction Documents.

          SECTION 9.07.  Severability.  Any provision of this Agreement or any
                         ------------
other Transaction Documents held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08.  Right of Setoff.  If an Event of Default shall have
                         ---------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided the account against which such set-off shall be made shall be one of the operating, savings, checking, escrow, reserve or other accounts relating to the operation of the Mortgaged Property and maintained pursuant to the requirements of Section 5.12(g) of this Agreement. The rights of each Lender under this Section are subject to the provisions of Section 2.10(c) hereof and are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. No other set-offs against accounts of the Borrower or the Guarantor shall be permitted hereunder or under any other Transaction Documents.

          SECTION 9.09.  Governing Law.  This Agreement and the other
                         -------------
Transaction Documents shall be construed in accordance with and governed by the law of the State of New York.

          SECTION 9.10.  Jurisdiction; Consent to Service of Process. (a)  The
                         -------------------------------------------
Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the

United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Transaction, this Agreement and/or any of the other Transaction Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

          (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Transaction, this Agreement and/or any of the other Transaction Documents in any court referred to in paragraph (a) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.11.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                         --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.12.  Headings.  Article and Section headings and the Table
                         --------
of Contents used herein or in any other Transaction Document are for convenience of reference only, are not part of such Transaction Document and shall not affect the construction of, or be taken into consideration in interpreting, such Transaction Document.

          SECTION 9.13.  Interest Rate Limitation; Mortgage Principal
                         --------------------------------------------
Limitation. (a) Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to the Term Loan or any other sum due under any Transaction Document, together with all fees, charges and other amounts which are treated as interest on the Term Loan under applicable law (collectively the "Charges"), shall exceed
                                                         -------
the maximum lawful rate (the "Maximum Rate") which may be contracted for,
                              ------------
charged, taken, received or reserved by the Lender holding a portion of the Term Loan in accordance with applicable law, the rate of interest payable in respect of the Term Loan hereunder or with respect to any such other sum, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of the Term Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.14.  Exculpation.  Notwithstanding anything to the contrary
                         -----------
contained in the Transaction Documents, the liability and obligation of the Borrower to perform and observe and make good the obligations contained in the Transaction Documents shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against the Borrower, the Guarantor or any past, present or future partner, officer, director or shareholder of the Borrower or the Guarantor, and each Lender and the Administrative Agent for itself and its successors and assigns irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against the Borrower, the Guarantor or any past, present or future partner, officer, director or shareholder of the Borrower or the Guarantor, under or by reason of or in connection with the Transaction Documents and agrees to look solely to the security and collateral held under or in connection with the Transaction Documents for the enforcement of such liability and obligation of the Borrower. Nothing contained in this Section 9.14 shall be construed (i) as preventing the Administrative Agent or any Lender from naming the Borrower, the Guarantor, or any past, present or future partner, officer, director or shareholder of the Borrower or the Guarantor, in any action or proceeding brought by the Administrative Agent or any Lender to enforce and to realize upon the security and collateral provided under or in connection with the Transaction Documents so long as no judgment, order, decree or other relief in the nature of a personal or deficiency judgment or otherwise establishing any personal obligation shall be asked for, taken, entered or enforced against the Borrower, the Guarantor or any past, present or future partner, officer, director or shareholder of the Borrower or the Guarantor, in any such action or proceeding,
(ii) as modifying, qualifying or affecting in any manner whatsoever the lien and security interests created by the Mortgage and the other Transaction Documents or the enforcement thereof by any Lender or Administrative Agent, (iii) as modifying, qualifying or affecting in any manner whatsoever the personal recourse undertakings, obligations and liabilities of any Person under any guaranty of payment, completion guaranty, other guaranty or indemnification agreement now or hereafter executed and delivered to any Lender or the Administrative Agent in connection with the Transaction, including without limitation, the personal recourse obligations and liabilities of the Borrower and the Guarantor under the Current Guarantees and of the Borrower under that certain other agreement, of even date herewith, relating to the National Football League Lease, or (iv) as modifying, qualifying or affecting in any manner whatsoever the personal recourse liability of the Borrower or the Guarantor or any other Person for fraud or willful misrepresentation, any wrongful misappropriation or diversion of any portion of the Mortgaged Property (including, without limitation, Rents, insurance proceeds or condemnation awards) or any obligation under any Transaction Document which is specifically set forth therein as a recourse obligation, undertaking or liability of such Person (including, without limitation, the obligations of the Borrower under clauses (iii) and (viii) of Section 9.03(b)).

          SECTION 9.15.  Relationship; Reasonableness.  (a)  The relationship of
                         ----------------------------
the Lenders and the Administrative Agent to the Borrower hereunder and under any other Transaction Document, or otherwise with respect to the Term Loan and the Transaction is strictly and solely that of lender and borrower and mortgagor and mortgagee and, if applicable, swap counterparties, and nothing contained in this Agreement, the Transaction Documents or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise in connection with the Term Loan secured hereby is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Lenders and the Administrative Agent to the Borrower other than as lender and borrower and mortgagor and mortgagee and, if applicable, swap counterparties.

          (b) If at any time the Borrower believes that the Lenders or the Administrative Agent has not acted reasonably in granting or withholding any approval or consent under this Agreement or any other Transaction Documents or otherwise with respect to the Term Loan secured hereby, as to which approval or consent either the Lenders or the Administrative Agent has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require the Administrative Agent to act reasonably, then the Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by the Borrower against the Lenders or the Administrative Agent.

          (c) Notwithstanding anything to the contrary contained herein or in any other Transaction Document, neither the Administrative Agent nor any Lender shall have any obligation to grant their consent or approval to any matter, where such consent or approval may otherwise be required not to be unreasonably withheld, at any time an Event of Default or a material Default shall have occurred and be continuing.

          (d) Notwithstanding anything to the contrary herein, there shall not be any restriction hereunder as to the Persons to which all or any portion of the Term Loan may be participated or assigned or as to the amount of any portion of the Term Loan which may be participated or assigned, at any time an Event of Default has occurred and is continuing.

          (e) Any rights of the Borrower hereunder or under any other Transaction Document to grant its approval or consent to any matter shall be of no force or effect at any time a Default has occurred and is continuing.

          (f) Subject to Section 6.03, the Guarantor shall at all times control the Borrower.

          SECTION 9.16.  Lender's Obligation to Reimburse Administrative Agent.
                         -----------------------------------------------------
Each Lender severally agrees to repay to the Administrative Agent within three
(3) Business Days after
demand, together with interest, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent, at a rate per annum equal to the Federal Funds Rate, such Lenders Applicable Percentage of any sums expended by the Administrative Agent in connection with the curing of any Default or otherwise incurred by the Administrative Agent in connection with the Term Loan or any other Transaction Document; provided that the Administrative Agent shall distribute to the Lenders, in accordance with each Lender's Applicable Percentage, all or any portion of such sums as and when such sums may be received from the Borrower. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's loan for purposes of this Agreement. Nothing contained in this Section shall be deemed to reduce the Commitment of any Lender or in any way affect the rights of Borrowers with respect to any Lender or the Administrative Agent.

          SECTION 9.17.  Confidentiality.   (c) The Administrative Agent and
                         ---------------
each Lender agrees to keep any non-public information delivered or made available by the Borrower to it confidential from anyone other than Persons employed or retained by the Administrative Agent or such Lender who are or are expected to become engaged in administering the Term Loan; provided that nothing
                                                           --------
herein shall prevent the Administrative Agent or any Lender from disclosing such information (i) to any other Lender, (ii) to any other Person if reasonably incidental to the administration of the Term Loan, (iii) upon the order of any court, (iv) upon the request or demand of any Governmental Authority, (v) which has been publicly disclosed other than as a result of a disclosure by the Administrative Agent or any Lender which is not permitted by this Agreement,
(vi) in connection with any litigation to which the Administrative Agent and/or the Lenders or their respective Affiliates may be a party, (vii) to the extent reasonably required in connection with the exercise of any remedy hereunder,
(viii) to the Administrative Agent's or such Lender's Affiliates, legal counsel and independent auditors, and (ix) to any actual or proposed participant or Eligible Assignee of all or part of its rights hereunder. Without limiting any other provisions of this Agreement or any other Transaction Document, the Borrower expressly agrees that any breach or alleged breach of the provisions of this Section 9.17 shall not be raised as a defense, offset or counterclaim by the Borrower in any action by any Lender to enforce any of its rights or remedies hereunder or under any other Transaction Document.

          SECTION 9.18.  Conflicts and Inconsistencies.  In the event of any
                         -----------------------------
conflict or inconsistency between the respective terms, provisions, covenants and conditions set forth in the Transaction Documents, such terms, provisions, covenants and conditions shall be construed to supplement and complement each other, and Borrower shall be bound by the more stringent or expansive terms, provisions, covenants and conditions.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                THE CHASE MANHATTAN BANK,
                                individually and as Administrative Agent,


                                By:   /s/ James G. Rolison
                                   --------------------------------------------
                                          James G. Rolison
                                          Vice President


                                BOSTON PROPERTIES LIMITED PARTNERSHIP,
                                a Delaware limited partnership


                                By Boston Properties, Inc., a Delaware
                                          corporation, its sole general partner


                                By:   /s/ Robert E. Selsam
                                   --------------------------------------------
                                          Name: Robert E. Selsam
                                          Title: Senior Vice President

STATE OF NEW YORK   )
                    :   ss.:
COUNTY OF NEW YORK  )


     On the 11th day of September, 1997, before me personally came Robert E. Selsam, to me known, who, being by me duly sown, did depose and say that he has an office at 599 Lexington Avenue, New York, New York; that he is the Senior Vice President of Boston Properties, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                               /s/ Paul C. Matthes
                                        -----------------------------------
                                                   Notary Public



STATE OF NEW YORK   )                         PAUL C. MATTHES
                    :   ss.:                  Notary Public State of New York
COUNTY OF NEW YORK  )                         No. 30-4744919
                                              Qualified in Nassau County
                                              Commission Expires
                                              [DATE APPEARS HERE]

                                Acknowledgement
                                ---------------


STATE OF NEW YORK   )
                    :   ss.:
COUNTY OF NEW YORK  )


     On the 11th day of September, 1997, before me personally came Robert E. Selsam, to me known, who, being by me duly sown, did depose and say that he has an office at 599 Lexington Avenue, New York, New York; that he is the Senior Vice President of Boston Properties, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation on behalf of and as the general partner of BOSTON PROPERTIES LIMITED PARTNERSHIP.


                                               /s/ Paul C. Matthes
                                        -----------------------------------
                                                   Notary Public



                                              PAUL C. MATTHES
                                              Notary Public State of New York
                                              No. 30-4744919
                                              Qualified in Nassau County
                                              Commission Expires Nov. 30, 1999

                                                                       EXHIBIT A

                                   [FORM OF]
                           ASSIGNMENT AND ACCEPTANCE

          Reference is made to the Term Loan Agreement dated as of September 11, 1997 (as amended and in effect on the date hereof, the "Term Loan Agreement"),
                                                        -------------------
among, Boston Properties Limited Partnership, as borrower, The Chase Manhattan Bank and the Lenders named therein, as lenders, and The Chase Manhattan Bank, as Administrative Agent for the Lenders. Terms defined in the Term Loan Agreement are used herein with the same meanings.

          The Assignor named on the succeeding page hereby sells and assigns, without recourse, to the Assignee named on the succeeding page, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the succeeding page, the interests set forth on the succeeding page (the "Assigned Interest") and the Assignor's rights and
                             -----------------
obligations under the Term Loan Agreement, including, without limitation, the interests set forth on the succeeding page in the Term Loan owing to the Assignor which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Term Loan Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Term Loan Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Term Loan Agreement.

          This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.09(e) of the Term Loan Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Term Loan Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 9.04(b) of the Term Loan Agreement.

          This Assignment and Acceptance shall run to the benefit of the Borrower in accordance with Section 9.04 of the Term Loan Agreement.

          This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("Assignment Date"):
  ---------------


================================================================================
                                                      Percentage Assigned (set
                                                      forth, to at least 8
                                                      decimals, as a percentage
                                                      of the Term Loan and the
                           Principal Amount           aggregate Commitments of
Facility                   Assigned                   all Lenders thereunder)
--------------------------------------------------------------------------------
Commitment Assigned:       $                                    %

================================================================================

The terms set forth above and on the reverse side hereof are hereby agreed to:

                                      [Name of Assignor], as Assignor



                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:


                                      [Name of Assignee], as Assignee



                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

The undersigned hereby consent to the within assignment:

Boston Properties Limited Partnership,        The Chase Manhattan Bank,
     a Delaware limited partnership                  as Administrative Agent,


By:  Boston Properties, Inc., a Delaware      By:
     corporation, its sole General Partner       ----------------------------
                                                 Name:
                                                 Title:


By:
   ----------------------------------------
   Name:
   Title:

                                                                       EXHIBIT B
                                 MORTGAGE NOTE

$____________                                                 New York, New York
                                                              September   , 1997

          For value received, BOSTON PROPERTIES LIMITED PARTNERSHIP (the

"Borrower"), hereby promises to pay to the order of_________________________
---------
(the "Lender"),  the principal amount of ($_______________) on the dates and
      ------
at the times set forth in the Term Loan Agreement referred to below. The Borrower promises to pay interest on the unpaid principal amount of the Term Loan on the dates and at the rate or rates provided for in the Term Loan Agreement. All payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of The Chase Manhattan Bank, as Administrative Agent, 380 Madison Avenue, New York, New York, or at such other place or places and to such account or accounts as the Administrative Agent may direct from time to time by notice to the Borrower in accordance with the Term Loan Agreement.

          This Note is secured by the Mortgage and the other Transaction Documents and the collateral mortgaged, pledged or assigned pursuant thereto (the "Collateral"). The Borrower agrees to perform and comply with each of the
      ----------
terms, covenants and provisions contained in the Mortgage and the other Transaction Documents on the part of the Borrower to be observed or performed and which are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein.

          This Note is one of the Notes referred to in and is issued pursuant to the Term Loan Agreement dated as of September 11, 1997, by and among the Borrower, as borrower, The Chase Manhattan Bank and the Lenders party thereto, as lenders, and The Chase Manhattan Bank, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Term
                                                                           ----
Loan Agreement").  Reference is hereby made to the Term Loan Agreement for a
--------------
statement of the terms and conditions governing this Note, including those related to voluntary and mandatory prepayment of this Note and acceleration of the maturity thereof. Capitalized terms used in this Note and not otherwise defined herein shall have the meanings attributable to such terms in the Term Loan Agreement.

                                BOSTON PROPERTIES LIMITED PARTNERSHIP,
                                  a Delaware limited partnership

                                By Boston Properties, Inc., a Delaware
                                          corporation, its sole general partner


                                By:_________________________________
                                Name:
                                Title:

                                ACKNOWLEDGEMENT


STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NEW YORK       )



     On the 11th day of September, 1997, before me personally came Robert E. Selsam, to me known, who, being by me duly sworn, did depose and say that he has an office at 599 Lexington Avenue, New York, New York; that he is the Senior Vice President of Boston Properties, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation on its own behalf and as general partner of Boston Properties Limited Partnership.


                                                  ----------------------------
                                                    Notary Public

                                                                       EXHIBIT C

                             FORM OF SUBORDINATION
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                        SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT
                           ------------------------
                                    (Lease)

     THIS AGREEMENT made the ____ day of __________, 1997, between THE CHASE MANHATTAN BANK, a New York banking corporation having an office at 380 Madison Avenue, New York, New York 10017, individually and as Administrative Agent (the "Mortgagee"), and [TENANT], a __________ [identify type of entity, e.g., corporation, limited partnership, general partnership, etc.] having an office at [Address] (the "Tenant");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Mortgagee is the present owner and holder of a certain mortgage, Assignment of Leases and Rents and Security Agreement (the "Mortgage") encumbering the premises located in the Borough and County of New York, City and State of New York, known as 280 Park Avenue, Section 5, Block 1284, Lots 26 and 33 on the Official Tax Map of New York County, New York (the "Premises");

     WHEREAS, the Tenant is the holder of a leasehold estate in a portion of the Premises under and pursuant to the provisions of a certain lease dated__________ with __________, predecessor in interest to Boston Properties Limited Partnership, as Landlord (the "Lease"); and

    WHEREAS the Tenant has agreed to subordinate the Lease to the Mortgage and to the lien thereof and the Mortgagee has agreed to grant non-disturbance to the Tenant under the Lease on the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of Ten ($10) Dollars and other good and valuable consideration, the receipt of which is hereby acknowledged, the Mortgagee and the Tenant hereby covenant and agree as follows:

     1. The Tenant agrees that the Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of the Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the Mortgage and all of the terms, covenants and provisions thereof, and to the lien thereof and to any and all increases, renewals, modifications, spreaders, consolidations, replacements and extensions thereof, and to any and all sums secured thereby, with the same force and effect as if the Mortgage had been executed, delivered and recorded prior to the execution and delivery of the Lease.

     2. The Mortgagee agrees that if any action or proceeding is commenced by the Mortgagee to foreclose the Mortgage or to sell the Premises, the Tenant shall not be named as a party in any such action nor shall the Tenant be named a party in connection with any sale of the Premises, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale (i) the term of the Lease shall have commenced pursuant to the provisions thereof, (ii) the Tenant shall be in possession of the premises demised under the Lease, (iii) the Lease shall be in full force and effect, and (iv) the Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on the part of the Tenant to be observed or performed thereunder or hereunder, unless applicable law requires the Tenant to
                                   ------
be made a party thereto as a condition to processing against the Landlord or protecting such rights and remedies. In the latter case, the Mortgagee may join the Tenant as a defendant in such action only for such purposes and not to terminate the Lease.

     3. The Tenant agrees that if the Mortgagee or any successors in interest to the Mortgagee shall become the owner of the Premises by reason of the foreclosure of the Mortgage or the acceptance of a deed or assignment in lieu of foreclosure or otherwise, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between the Mortgagee and the Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event the Tenant agrees to attorn to the Mortgagee and the Mortgagee agrees to accept such attornment, provided, however, that the provisions of the Mortgage shall govern with respect to the disposition of any casualty insurance proceeds or condemnation awards and the Mortgagee shall not be (i) obligated to complete any construction work required to be done by Landlord (as hereinafter defined) pursuant to the provisions of the Lease or to reimburse the Tenant for any construction work done by the Tenant, (ii) liable for any accrued obligation of the Landlord, or for any act or omission of the Landlord, whether prior to or after such foreclosure or sale, (iii) liable under any indemnity provision of whatever nature contained in the Lease, including, but not limited to, any environmental indemnification, (iv) required to make any repairs to the Premises and/or to the premises demised under the Lease as a result of fire or other casualty or by reason of condemnation, (v) required to make any capital improvements to the Premises and/or to the premises demised under the Lease which Landlord may have agreed to make, but had not completed, or perform or provide any services not related to possession or quiet enjoyment of the premises demised under the Lease, (vi) subject to any offsets, claims or counterclaims which shall have accrued to the Tenant against the Landlord prior to the date on which the Mortgagee or its successor in interest shall become the owner of the Premises, or (vii) liable for any security deposit or other monies not actually received by the Mortgagee.

     4. The Tenant shall not, without the prior written consent of the Mortgagee (i) enter into any agreement amending, modifying or terminating the Lease, (ii) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due date thereof, (iii) voluntarily surrender the premises demised under the Lease or terminate the Lease without cause or shorten the term thereof, or (iv) assign the Lease or sublet the premises demised under the Lease or any part thereof; and any such amendment, modification, termination, prepayment, voluntary surrender, assignment or subletting, without the prior written consent of the Mortgage shall not be binding on the Mortgagee.

     5. The Tenant hereby represents and warrants to the Mortgagee that as of the date hereof (i) the Tenant is the owner and holder of the tenant's interest under the Lease, (ii) a true and complete copy of the Lease and all modifications or amendments thereto are annexed hereto and made part hereof as Exhibit A (which Exhibit A shall not be recorded with this Agreement) and the Lease has not been otherwise modified or amended, (iii) the Lease is in full force and effect and the term thereof commenced on __________, pursuant to the provisions thereof, (iv) the premises demised under the Lease have been completed and the Tenant has taken possession of the same on a rent paying basis, (v) neither the Tenant nor the Landlord is in default under any of the terms, covenants or provisions of the Lease and the Tenant to the best of its knowledge knows of no event which but for the passage of time or the giving of notice or both would constitute an event of default by the Tenant or the Landlord under the Lease, (vi) neither the Tenant nor the Landlord has commenced any action or given or received any notice for the purpose of terminating the Lease, (vii) all rents, additional rents and other sums due and payable under the Lease have been paid in full and no rents, additional rents or other sums payable under the Lease have been paid for more than one (1) month in advance of the due dates thereof and (viii) there are no offsets or defenses to the payment of the rents, additional rents, or other sums payable under the Lease.

     6. The Tenant shall notify the Mortgagee of any default by the Landlord under the Lease or any other circumstance which would entitle the Tenant to cancel or terminate the Lease or abate the rents, additional rents or other sums payable thereunder, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation, termination or abatement thereof shall be effective unless the Mortgagee shall have received notice of the default or other circumstance giving rise to such cancellation, termination or abatement and shall have failed within sixty (60) days after receipt of such notice to cure such default or remedy such circumstance, or if such default cannot be cured within sixty (60) days, shall have within sixty (60) days after receipt of such notice to commence and to thereafter diligently pursue any action necessary to cure such default or remedy such circumstances, as the case may be.

     7. Anything herein or in the Lease to the contrary notwithstanding, in the event that the Mortgagee shall acquire title to the Premises, or shall otherwise become liable for any obligations of the Landlord under the Lease, the Mortgagee shall have no obligation, nor incur any liability, beyond the Mortgagee's then interest, if any, in the Premises and the Tenant shall look exclusively to such interest of the Mortgagee, if any, in the Premises for the payment and discharge of any obligations imposed upon the Mortgagee hereunder or under the Lease and the Mortgagee is hereby released or relieved of any other liability hereunder and under the Lease. The Tenant agrees that with respect to any money judgement which may be obtained or secured by the Tenant against the Mortgagee, the Tenant shall look solely to the estate or interest owned by the Mortgagee in the Premises and the Tenant will not collect or attempt to collect any such judgment out of any other assets of the Mortgagee.

     8. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be sent by Federal Express, or other reputable courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given when received or refused (as indicated on the receipt) and addressed as follows:

     If to the Mortgagee:

           The Chase Manhattan Bank
           380 Madison Avenue
           New York, New York  10017
           Attn: Ms. Cynthia Lash, Vice President

     With a copy to:

           The Chase Manhattan Bank
           Legal Department

                270 Park Avenue - 40th Floor
                New York, New York 10017
                Attention: William C. Viets, Esq.

                         and

                Andrew J. Green, Esq.
                Rosenman & Colin LLP
                575 Madison Avenue
                New York, New York 10022


     If to the Tenant:

                __________________________

                __________________________

                __________________________

                Attention:________________


     With a copy to:

                __________________________

                __________________________

                __________________________

                Attention:________________


it being understood and agreed that each party will use reasonable efforts to send copies of any notice to the addresses marked "With a copy to" hereinabove set forth; provided, however, that failure to deliver such a copy or copies shall have no consequences whatsoever to the effectiveness of any notice made to the Tenant or the Mortgagee. Each party may designate a change of address by notice given, as hereinabove provided, to the other party, at least fifteen (15) days prior to the date such change of address is to become effective.

     9. This Agreement shall be binding upon and inure to the benefit of the Mortgagee and the Tenant and their respective successors and assigns.

     10. The term "Mortgagee" as used herein shall include the successors and assigns of the Mortgagee and any person, party or entity which shall become the owner of the Premises by reason of a foreclosure of the mortgage or the acceptance of a deed or assignment in lieu of foreclosure or otherwise. The term "Landlord" as used herein shall mean and include the present landlord under the Lease and such landlord's predecessors and successors in interest under the Lease. The term "Premises" as used herein shall mean the Premises, the improvements now or hereafter located thereon and the estates therein encumbered by the Mortgage.

     11. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.

     12. This Agreement shall be governed by and construed under the laws of the State of New York.

     IN WITNESS WHEREOF, the Mortgagee and the Tenant have duly executed this Agreement as of the date first above written.


                                    THE CHASE MANHATTAN BANK


                                    By:
                                        ----------------------------
                                         Vice President


                                   [TENANT]



                                    By:
                                        ----------------------------
                                    Name:
                                    Title:

                           Corporate Acknowledgment
                           ------------------------

STATE OF NEW YORK  )
                    ss:
COUNTY OF NEW YORK )

     On the   day of            , 1997, before me personally came        , to me
                    ------------                                 --------
known, who, being by me duly sworn, did depose and say that he/she resides at
         ; that he/sh is the            , of  The Chase Manhattan Bank, the
---------                   ------------
corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                        ----------------------------------
                                        Notary Public

                    [*Select appropriate jurat for Tenant]

                           Corporate Acknowledgment*
                           ------------------------


STATE OF NEW YORK       )
                        ss.:
COUNTY OF NEW YORK      )


     On the ___ day of ____________, 1997, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at _____________________; that he/she is the _______________
of [Tenant], the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                                                      --------------------------
                                                      Notary Public

                      General Partnership Acknowledgment*
                      ----------------------------------

STATE OF NEW YORK       )
                        ss.:
COUNTY OF NEW YORK      )


     On the ___ day of _______________, 1997, before me personally came __________________and ________________, to me known to be the partners of
[Company], a [State] general partnership, and known to me to be the individuals described in and who executed the foregoing instrument as partners of [Company], and acknowledged before me that they executed the same as partners as aforesaid for the uses and purposes in said instrument set forth.


                                                      --------------------------
                                                      Notary Public

                      Limited Partnership Acknowledgment*
                      ----------------------------------

STATE OF NEW YORK      )
                       ss.:
COUNTY OF NEW YORK     )

     On the ____ day of ______________, 1997, before me personally came ______________ and ______________, to me known to be the general partner of [Company], a [State] limited partnership, and known to me to be the individual described in and who executed the foregoing instrument as the general partner of [Company], and acknowledged before me that he/she executed the same as general partner aforesaid for the uses and purposes in said instrument set forth.


                                                   -----------------------------
                                                   Notary Public

                                   EXHIBIT A
                                   ---------


                                (Copy of Lease)

                             [NOT TO BE RECORDED]

                                 Schedule 2.01

                                The Commitments


As of the Effective Date, September 11, 1997: The Chase Manhattan Bank - $220,000,000.00

                                 Schedule 3.06

                               Disclosed Matters


The matters disclosed in the Phase I.